LIFE INSURANCE SEPARATE ACCOUNTS OF

USAA LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS AND SCHEDULES

December 31, 2025

(WITH REPORT OF INDEPENDENT AUDITORS)

Ernst & Young LLP The Frost Tower Suite 1901 111 West Houston Street San Antonio, TX 78205	Tel: +1 210 228 9696 Fax: +1 210 242 7252 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of USAA Life Insurance Company and the Policyowners

of the Life Insurance Separate Accounts of USAA Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Life Insurance Separate Accounts of USAA Life Insurance Company (comprised of the Vanguard Diversified Value, the Vanguard Equity Index, the Vanguard Mid-Cap Index, the Vanguard Small Company Growth, the Vanguard International, the Vanguard REIT Index, the Vanguard High Yield Bond, the Vanguard Money Market, the Fidelity VIP II Contrafund, the Fidelity VIP Equity-Income, the DWS Capital Growth, and the Alger American LargeCap Growth Fund Accounts) (the Company) as of December 31, 2025, the related summary of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the schedule of investments as of December 31, 2025, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025, the results of its operations, the changes in its net assets, the schedule of investments, and its financial highlights for the respective periods, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2004.

San Antonio, Texas

April 23, 2026

A member firm of Ernst & Young Global Limited

LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Statements of Assets and Liabilities

December 31, 2025

Fund Accounts

	Vanguard Diversified Value Portfolio	Vanguard Equity Index Portfolio	Vanguard Mid-Cap Index Portfolio	Vanguard Small Company Growth Portfolio	Vanguard International Portfolio	Vanguard REIT Index Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Money Market Portfolio	Fidelity VIP II Contrafund® Portfolio	Fidelity VIP Equity- Income Portfolio	DWS Capital Growth Portfolio	Alger American LargeCap Growth Portfolio

Assets:
Investments at fair value	$—	$7,799	$11,701	$215,362	$1,681	$169	$2,889	$24,633	$430	$572	$—	$1

Total assets	$—	$7,799	$11,701	$215,362	$1,681	$169	$2,889	$24,633	$430	$572	$—	$1

Liabilities:
Payable to USAA Life Insurance Company	—	—	—	—	—	—	—	—	—	—	—	—

Net assets	$—	$7,799	$11,701	$215,362	$1,681	$169	$2,889	$24,633	$430	$572	$—	$1

Net assets consists of:
Net assets attributable to policyowners’ reserves	$—	$7,799	$11,701	$215,362	$1,681	$169	$2,889	$24,633	$430	$572	$—	$1

Units outstanding Accumulation	—	99	153	3,368	34	3	87	14,311	4	11	—	—

Accumulation unit values	$63.48	$79.01	$76.59	$63.93	$49.17	$62.32	$33.12	$1.72	$109.03	$50.13	$191.05	$209.82

See accompanying notes to financial statements.

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LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2025 and 2024

Fund Accounts

	Vanguard Diversified Value Portfolio	Vanguard Equity Index Portfolio	Vanguard Mid-Cap Index Portfolio	Vanguard Small Company Growth Portfolio	Vanguard International Portfolio	Vanguard REIT Index Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Money Market Portfolio	Fidelity VIP II Contrafund® Portfolio	Fidelity VIP Equity- Income Portfolio	DWS Capital Growth Portfolio	Alger American LargeCap Growth Portfolio

Net assets as of December 31, 2023:	$—	$5,297	$9,082	$189,060	$1,415	$165	$2,306	$23,602	$278	$437	$—	$—

Income:
Dividends from investments	—	77	134	1,061	18	5	131	1,212	1	9	—	—
Expenses:
Mortality and expense risk	—	39	64	1,298	10	1	15	156	3	3	—	—
Administrative fees	—	7	10	200	1	—	3	24	—	—	—	—

Total expenses	—	46	74	1,498	11	1	18	180	3	3	—	—

Net investment income (loss)	—	31	60	(437)	7	4	113	1,032	(2)	6	—	—

Realized gain (loss) on investments:
Realized gain (loss) on investments	—	59	105	1,919	3	3	(4)	—	4	5	—	—
Capital gain reinvestments	—	219	112	—	47	4	—	—	41	28	—	—

Net realized gain (loss) on investments	—	278	217	1,919	50	7	(4)	—	45	33	—	—
Change in net unrealized appreciation (depreciation) on investments	—	949	997	18,351	59	(5)	20	—	48	25	—	—

Net gain (loss) on investments	—	1,227	1,214	20,270	109	2	16	—	93	58	—	—

Increase (decrease) in net assets resulting from operations	—	1,258	1,274	19,833	116	6	129	1,032	91	64	—	—
Net increase (decrease) in net assets from contract transactions	—	52	94	(2,022)	(63)	(3)	115	(404)	(6)	(9)	—	—

Total increase (decrease) in net assets	—	1,310	1,368	17,811	53	3	244	628	85	55	—	—

Net assets as of December 31, 2024:	$—	$6,607	$10,450	$206,871	$1,468	$168	$2,550	$24,230	$363	$492	$—	$—

Income:
Dividends from investments	—	74	135	967	13	5	169	1,002	1	10	—	—
Expenses:
Mortality and expense risk	—	46	72	1,325	11	1	18	159	2	3	—	—
Administrative fees	—	7	11	204	1	—	3	25	—	—	—	—

Total expenses	—	53	83	1,529	12	1	21	184	2	3	—	—

Net investment income (loss)	—	21	52	(562)	1	4	148	818	(1)	7	—	—

Realized gain (loss) on investments:
Realized gain (loss) on investments	—	71	116	2,067	7	1	(3)	—	4	4	—	—
Capital gain reinvestments	—	143	535	13,742	90	3	—	—	64	30	—	1

Net realized gain (loss) on investments	—	214	651	15,809	97	4	(3)	—	68	34	—	1
Change in net unrealized appreciation (depreciation) on investments	—	891	426	(4,398)	178	(3)	76	—	8	49	—	—

Net gain (loss) on investments	—	1,105	1,077	11,411	275	1	73	—	76	83	—	1

Increase (decrease) in net assets resulting from operations	—	1,126	1,129	10,849	276	5	221	818	75	90	—	1
Net increase (decrease) in net assets from contract transactions	—	66	122	(2,358)	(63)	(4)	118	(415)	(8)	(10)	—	—

Total increase (decrease) in net assets	—	1,192	1,251	8,491	213	1	339	403	67	80	—	1

Net assets as of December 31, 2025:	$—	$7,799	$11,701	$215,362	$1,681	$169	$2,889	$24,633	$430	$572	$—	$1

See accompanying notes to financial statements.

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LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Schedule of Investments

December 31, 2025

Variable accounts	Underlying mutual fund	Shares	Net Asset Value Per Share	Costs	Value	% of Net Assets

Vanguard Diversified Value	VVIF Diversified Value Portfolio	—	$17.47	$—	$—	— %

Vanguard Equity Index	VVIF Equity Index Portfolio	95	81.96	4,441	7,799	2.9%

Vanguard Mid-Cap Index	VVIF Mid-Cap Index Portfolio	419	27.96	9,061	11,701	4.4%

Vanguard Small Company Growth	VVIF Small Company Growth Portfolio	11,293	19.07	209,894	215,362	81.2%

Vanguard International	VVIF International Portfolio	59	28.59	1,540	1,681	0.6%

Vanguard REIT Index	VVIF REIT Index Portfolio	15	11.57	167	169	0.1%

Vanguard High Yield Bond	VVIF High Yield Bond Portfolio	383	7.55	2,859	2,889	1.1%

Vanguard Money Market	VVIF Money Market Portfolio	24,633	1.00	24,633	24,633	9.3%

Fidelity VIP II Contrafund®	FVIP Contrafund® Portfolio, Initial Class	7	59.89	305	430	0.2%

Fidelity VIP Equity-Income	FVIP Equity-Income Portfolio, Initial Class	19	29.43	443	572	0.2%

DWS Capital Growth	DWS Capital Growth VIP, Class A shares	—	42.96	—	—	— %

Alger American LargeCap Growth	Alger American LargeCap Growth Portfolio	—	103.17	1	1	— %

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LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(1)	Organization

The Life Insurance Separate Account of USAA Life Insurance Company (Life Insurance Separate Account) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment account of USAA Life Insurance Company (USAA Life), a subsidiary of the United Services Automobile Association (USAA). Under the terms of the registration, the Life Insurance Separate Account is authorized to issue an unlimited number of units. Units of the Life Insurance Separate Account are sold only in connection with a Variable Universal Life Policy issued by USAA Life. Under applicable insurance law, the assets and liabilities of the Life Insurance Separate Account are clearly identified and distinguished from USAA Life. The Life Insurance Separate Account cannot be charged with liabilities arising out of any other business of USAA Life.

The Life Insurance Separate Account is divided into 12 variable fund accounts, which are invested in shares of a designated portfolio of the Vanguard Variable Insurance Fund (VVIF), Fidelity Variable Insurance Products (FVIP), DWS Investments Variable Series I, or the Alger American LargeCap Growth Fund as follows:

Fund account	Mutual fund investment

Vanguard Diversified Value	VVIF Diversified Value Portfolio

Vanguard Equity Index	VVIF Equity Index Portfolio

Vanguard Mid-Cap Index	VVIF Mid-Cap Index Portfolio

Vanguard Small Company Growth	VVIF Small Company Growth Portfolio

Vanguard International	VVIF International Portfolio

Vanguard REIT Index	VVIF REIT Index Portfolio

Vanguard High Yield Bond	VVIF High Yield Bond Portfolio

Vanguard Money Market	VVIF Money Market Portfolio

Fidelity VIP II Contrafund®	FVIP Contrafund® Portfolio, Initial Class

Fidelity VIP Equity-Income	FVIP Equity-Income Portfolio, Initial Class

DWS Capital Growth	DWS Capital Growth VIP, Class A shares

Alger American LargeCap Growth	Alger American LargeCap Growth Portfolio

Effective May 1, 2006, USAA Life, together with the Life Insurance Separate Account, ceased sales of variable universal life products. USAA Life took this action because it determined that it was not in the best interest of the USAA membership as a whole to continue supporting these product lines. Since that time, 99% of the product owners have terminated their contracts.

Vanguard International, Vanguard REIT Index, Fidelity VIP II Contrafund®, DWS Capital Growth, and Alger American LargeCap Growth were closed to investors as of October 14, 2006. Fidelity VIP Equity-Income was closed to investors as of April 16, 2007.

(2)	Summary of significant accounting policies

A.	Basis of presentation

Our accounting and reporting policies conform to accounting principles generally accepted in the United States of America (GAAP).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

B.	Security valuation

Investments in mutual fund securities are carried in the Statements of Assets and Liabilities at net asset value as reported by the corresponding mutual fund, which values their securities at fair value. Gains and losses on securities on contracts in the accumulation phase are determined on the basis of the first-in first-out (FIFO) cost method. Dividend income, if any, is recorded on the ex-dividend date.

C.	Reinvestments

The net investment income and distributions of capital gains from the underlying mutual fund are reinvested in the Separate Account for the benefit of unit owners.

D.	Income taxes

Operations of the Life Insurance Separate Account are included in the federal income tax return of USAA Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, USAA Life does not expect to incur federal income taxes on the earnings of the Life Insurance Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Life Insurance Separate Account for federal income taxes. USAA Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

E.	Segment Reporting

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s Chief Operating Decision Maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Life Insurance Separate Account CODM is the President of USAA Life Company, who has the ultimate responsibility for deciding which variable fund accounts are made available to policyholders and the ongoing assessment and administration of those variable fund accounts by using information received at the variable fund account level. Consequently, each variable fund account represents a single operating segment. The Increase (decrease) in net assets resulting from operations, as reported on the Statements of Operations and Changes in Net Assets, is used by the CODM to assess segment performance. Segment assets are reported as Net assets on the Statements of Assets and Liabilities while significant segment expenses such as Mortality and expense risk are reflected on the Statements of Operations and Changes in Net Assets.

F.	New accounting pronouncements issued but not yet effective

All new accounting standards and updates of existing standards issued but not yet effective as of December 31, 2025 were considered by management and did not relate to accounting policies and procedures pertinent to the Life Insurance Separate Account at this time or were not expected to have a material impact to the financial statements.

7

LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(3)	Expenses and related party transactions

A mortality and expense risk charge is deducted by USAA Life from the Life Insurance Separate Account on a daily basis, which is equal, on an annual basis, to 0.75% of the daily net assets of each variable fund account. Due to the decreasing value of the funds year over year, the actual percentage of mortality and expense risk charged may be lower than 0.75%. The mortality risk assumed is that insureds may live for a shorter period of time than estimated. Thus, a greater amount of death benefits than expected will be payable. The expense risk assumed by USAA Life are the costs of administering the policies and the Life Insurance Separate Account may exceed the amount recovered from the policy maintenance and administration expense charges. The mortality and expense risk charge is guaranteed by USAA Life and cannot be increased. During the year ended December 31, 2025, the total mortality and expense risk charge was $1,637.

The following expenses are charged to reimburse USAA Life for the expenses it incurs in the maintenance of the policies and each variable fund account. On the policy’s effective date, and each monthly anniversary thereafter, certain monthly charges will be deducted by USAA Life through a redemption of units from the cash value of the policy. The monthly deduction will include cost of insurance charges, which includes charges for any optional insurance benefits provided by the rider, and a recurring charge of $5. During the year ended December 31, 2025, the total charge was $251.

A transfer charge of $25 will be deducted for each value transfer between variable fund accounts in excess of $18 per policy year. For each partial surrender of cash value, a charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted. For full surrenders, the amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in the policy. The number of years the policy has been in force at the time of surrender determines the applicable percentage.

A 3% premium charge is deducted from the policyholder’s premium to compensate USAA Life for sales charges and taxes. The charge will be deducted from the policyholder’s premium payments until the policyholder’s gross amount of premium payments received exceeds the sum of the policyholder’s Annual Target Premium payments payable over 10 years.

(4)	Investments

The following table summarizes purchases and sales activity for each corresponding mutual fund for the year ended December 31, 2025.

Variable Fund Account	Purchases	Sales

Vanguard Diversified Value	$—	$—
Vanguard Equity Index	388	158
Vanguard Mid-Cap Index	1,011	302
Vanguard Small Company Growth	14,990	4,168
Vanguard International	103	75
Vanguard REIT Index	7	4
Vanguard High Yield Bond	329	63
Vanguard Money Market	1,001	598
Fidelity VIP II Contrafund®	66	11
Fidelity VIP Equity-Income	41	14
DWS Capital Growth	—	—
Alger American LargeCap Growth	1	—

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LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(5)	Fair value measurements

Financial Accounting Standards Board (FASB) guidance on fair value measurements establishes a three-level valuation hierarchy for disclosure of assets and liabilities measured at fair value. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows.

•	Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical assets and liabilities that can be accessed at the measurement date.
•

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly.

•	Level 3 - inputs to the valuation methodology are unobservable for the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As quoted market prices are available, the underlying mutual fund investments are classified as Level 1 within the valuation hierarchy.

(6)	Changes in units outstanding

The changes in units outstanding for the years ended December 31, 2025 and 2024 were as follows:

	2025			2024

Variable accounts	Units issued	Units redeemed	Net Increase (Decrease)	Units issued	Units redeemed	Net Increase (Decrease)

Vanguard Diversified Value	—	—	—	—	—	—

Vanguard Equity Index	3	2	1	2	1	1

Vanguard Mid-Cap Index	5	3	2	5	4	1

Vanguard Small Company Growth	5	45	(40)	4	39	(35)

Vanguard International	—	2	(2)	—	1	(1)

Vanguard REIT Index	—	—	—	—	—	—

Vanguard High Yield Bond	5	1	4	5	2	3

Vanguard Money Market	—	245	(245)	—	251	(251)

Fidelity VIP II Contrafund®	—	—	—	—	—	—

Fidelity VIP Equity-Income	—	1	(1)	—	—	—

DWS Capital Growth	—	—	—	—	—	—

Alger American LargeCap Growth	—	—	—	—	—	—

(7)	Subsequent events

The need for additional disclosures and/or adjustments resulting from subsequent events has been evaluated through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

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LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Financial Highlights

A summary of accumulation unit values (AUV), accumulation units outstanding, net investment income (loss), net assets, investment income ratios, expense ratios and total returns for each year or period ended December 31 are presented in the table below.

Variable accounts for each year	AUV	Accumulation units outstanding	Net investment income (loss)	Net assets	Investment income ratios (A)	Expense ratios (B)	Total returns (C)

Vanguard Diversified Value

2025	63.48	—	$—	$—	—%	0.75%	15.95%

2024	54.75	—	—	—	—%	0.75%	14.03%

2023	48.01	—	—	—	—%	0.75%	19.23%

2022	40.27	—	—	—	—%	0.75%	-12.19%

2021	45.84	—	—	—	—%	0.75%	29.41%

Vanguard Equity Index

2025	79.01	99	21	7,799	1.05%	0.75%	16.82%

2024	67.64	98	31	6,607	1.28%	0.75%	23.90%

2023	54.59	97	32	5,297	1.41%	0.75%	25.18%

2022	43.61	97	27	4,242	1.34%	0.75%	-18.87%

2021	53.73	99	24	5,340	1.22%	0.75%	27.53%

Vanguard Mid-Cap Index

2025	76.59	153	52	11,701	1.21%	0.75%	10.71%

2024	69.18	151	60	10,450	1.37%	0.75%	14.21%

2023	60.57	150	58	9,082	1.44%	0.75%	14.97%

2022	52.68	151	33	7,954	1.13%	0.75%	-19.46%

2021	65.39	155	32	10,144	1.09%	0.75%	23.37%

Vanguard Small Company Growth

2025	63.93	3,368	(562)	215,362	0.47%	0.75%	5.32%

2024	60.71	3,408	(437)	206,871	0.53%	0.75%	10.54%

2023	54.92	3,443	(598)	189,060	0.41%	0.75%	18.75%

2022	46.24	3,480	(849)	160,935	0.27%	0.75%	-25.93%

2021	62.42	3,515	(832)	219,414	0.37%	0.75%	13.33%

Vanguard International

2025	49.17	34	1	1,681	0.83%	0.75%	19.07%

2024	41.29	36	7	1,468	1.20%	0.75%	8.19%

2023	38.17	37	11	1,415	1.53%	0.75%	13.80%

2022	33.54	39	9	1,301	1.32%	0.75%	-30.68%

2021	48.36	41	(11)	1,963	0.28%	0.75%	-2.32%

Vanguard REIT Index

2025	62.32	3	4	169	2.69%	0.75%	2.34%

2024	60.90	3	4	168	3.13%	0.75%	3.96%

2023	58.58	3	3	165	2.46%	0.75%	10.87%

2022	52.84	3	2	152	1.72%	0.75%	-26.87%

2021	72.23	3	3	212	2.18%	0.75%	39.10%

Vanguard High Yield Bond

2025	33.12	87	148	2,889	6.15%	0.75%	8.37%

2024	30.57	83	113	2,550	5.53%	0.75%	5.65%

2023	28.93	80	91	2,306	4.99%	0.75%	10.83%

2022	26.10	78	89	2,044	5.02%	0.75%	-10.11%

2021	29.02	80	79	2,323	4.20%	0.75%	2.82%

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LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Financial Highlights

Variable accounts for each year	AUV	Accumulation units outstanding	Net investment income (loss)	Net assets	Investment income ratios (A)	Expense ratios (B)	Total returns (C)

Vanguard Money Market

2025	1.72	14,311	$818	$24,633	4.10%	0.75%	3.41%

2024	1.66	14,556	1,032	24,230	5.06%	0.75%	4.40%

2023	1.59	14,807	976	23,602	4.93%	0.75%	4.27%

2022	1.53	15,065	172	23,037	1.50%	0.75%	0.59%

2021	1.52	14,829	(166)	22,506	0.01%	0.75%	-0.93%

Fidelity VIP II Contrafund®

2025	109.03	4	(1)	430	0.15%	0.75%	20.57%

2024	90.43	4	(2)	363	0.19%	0.75%	32.79%

2023	68.10	4	—	278	0.50%	0.75%	32.46%

2022	51.41	4	—	214	0.42%	0.75%	-26.89%

2021	70.29	4	(1)	299	—%	0.75%	26.83%

Fidelity VIP Equity-Income

2025	50.13	11	7	572	1.85%	0.75%	18.13%

2024	42.44	12	6	492	1.80%	0.75%	14.48%

2023	37.07	12	5	437	1.96%	0.75%	9.82%

2022	33.75	12	5	406	1.95%	0.75%	-5.72%

2021	35.78	12	5	440	1.95%	0.75%	23.87%

DWS Capital Growth

2025	191.05	—	—	—	—%	0.75%	11.69%

2024	171.06	—	—	—	—%	0.75%	25.67%

2023	136.12	—	—	—	—%	0.75%	37.54%

2022	98.96	—	—	—	—%	0.75%	-31.27%

2021	143.96	—	—	—	—%	0.75%	21.82%

Alger American LargeCap Growth

2025	209.82	—	—	1	—%	0.75%	29.30%

2024	162.27	—	—	—	—%	0.75%	41.81%

2023	114.43	—	—	—	—%	0.75%	31.68%

2022	86.90	—	—	—	—%	0.75%	-39.14%

2021	142.72	—	—	—	—%	0.75%	10.97%

A.

These amounts represent the dividends, excluding reinvestments of capital gains distributed, received by the fund account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund accounts invest. Accordingly, significant changes in the net assets of the fund account may cause the Investment Income ratio to be higher or lower than if the net assets had been constant.

B.

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

C.	The AUV total return amounts are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of policy charges.

11

USAA LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS AND SCHEDULES

December 31, 2025 and 2024

(WITH REPORT OF INDEPENDENT AUDITORS)

Report of Independent Auditors

The Finance and Audit Committee

USAA Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of USAA Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, capital and surplus, and cash flow for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 23, 2026

A member firm of Ernst & Young Global Limited

USAA LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2025 and 2024

(Dollars in millions, except per share data)

	2025	2024

Admitted Assets

Cash and invested assets:

Bonds	$28,179	$26,813

Non redeemable preferred stocks	181	51

Investments in common stock of wholly-owned subsidiary	110	103

Common stocks	9	11

Mortgage loans on real estate, net	2,657	2,564

Cash and cash equivalents	1,014	684

Policy loans	185	182

Other invested assets	635	551

Receivables for securities	15	11

Securities lending reinvested collateral assets	211	90

Total cash and invested assets	33,196	31,060

Investment income receivable	310	293

Uncollected and deferred premiums	27	39

Reinsurance recoverable from reinsurers	154	128

Net deferred tax asset	146	139

Receivables from affiliates	29	18

Other admitted assets	59	46

Separate account assets	5	5

Total admitted assets	$33,926	$31,728

Liabilities and Capital and Surplus

Liabilities:

Aggregate reserve for life and accident and health contracts	$23,482	$21,777

Liability for deposit-type contracts	3,198	3,078

Contract claims	184	188

Policyholder dividends and provision for policyholder dividends	38	38

Interest maintenance reserve	44	82

Accrued general expenses	52	54

Current federal income taxes payable	4	16

Remittances and items not allocated	159	227

Asset valuation reserve	284	280

Funds held under reinsurance treaties	2,594	2,741

Payable to affiliates	74	78

Payable for securities	5	2

Payable for securities lending	211	90

Other liabilities	198	168

Separate account liabilities	5	5

Total liabilities	30,532	28,824

Capital and Surplus:

Capital:

Common capital stock, $100 par value; 30,000 shares authorized; 25,000 shares issued and outstanding	3	3

Surplus:

Deferred gain on coinsurance reinsurance	39	58

Paid-in and contributed surplus	519	219

Unassigned surplus	2,833	2,624

Total surplus	3,391	2,901

Total capital and surplus	3,394	2,904

Total liabilities and capital and surplus	$33,926	$31,728

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2025 and 2024

(Dollars in millions)

	2025	2024

Income

Premiums and annuity considerations	$3,973	$4,166

Considerations for supplementary contracts and dividend accumulations	84	101

Net investment income	1,429	1,326

Commissions and expense allowance on reinsurance ceded	330	245

Other income	34	46

Total income	5,850	5,884

Benefits, reserve changes and expenses

Death and other policy benefits and adjustments	1,136	1,079

Annuity benefits	566	465

Surrender benefits and withdrawals for life contracts	1,074	1,199

Increase in aggregate reserve for contracts	1,705	2,116

General insurance expenses	549	538

Other expenses	424	351

Increase (decrease) in loading on deferred and uncollected premiums	10	(12)

Net transfers from separate account	(1)	(2)

Total benefits, reserve changes and expenses	5,463	5,734

Income before policyholder dividends, federal income taxes and net realized capital losses	387	150

Policyholder dividends	38	38

Income before federal income taxes and net realized capital losses	349	112

Federal income taxes expense	83	32

Income before net realized capital losses	266	80

Net realized capital losses, net of capital gains tax (benefit) of $3 and $1 and $(1) and $(6) transferred to the interest maintenance reserve, respectively	(26)	(11)

Net income	$240	$69

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Capital and Surplus

Years ended December 31, 2025 and 2024

(Dollars in millions)

	2025	2024

Capital

Common stock	$3	$3

Total capital	3	3

Surplus

Deferred gain on coinsurance reinsurance:

Beginning of year	58	97

Change in deferred gain on coinsurance reinsurance	(19)	(39)

End of year	39	58

Paid-in and contributed surplus:

Beginning of year	219	219

Additional paid-in surplus	300	—

End of year	519	219

Unassigned surplus:

Beginning of year	2,624	2,588

Net income	240	69

Change in net unrealized capital gains	(27)	(19)

Change in net deferred income tax	68	51

Change in nonadmitted assets	(69)	(53)

Change in asset valuation reserve	(4)	(6)

Prior year adjustments	1	(6)

End of year	2,833	2,624

Total surplus	3,391	2,901

Total capital and surplus	$3,394	$2,904

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2025 and 2024

(Dollars in millions)

	2025	2024

Cash from operations

Premiums collected, net of reinsurance	$4,059	$4,269

Net investment income	1,420	1,295

Miscellaneous income	332	247

Benefit and loss related payments	(2,680)	(2,644)

Net transfers from separate account	1	2

Commissions and expenses paid	(956)	(855)

Dividends paid to policyholders	(38)	(39)

Federal and foreign income taxes paid	(97)	(118)

Net cash from operations	2,041	2,157

Cash from investments

Proceeds from investments sold, matured or repaid:

Bonds	3,725	3,100

Stocks	5	—

Mortgage loans	243	316

Other invested assets	12	31

Miscellaneous proceeds	3	33

Total investment proceeds	3,988	3,480

Cost of investments acquired:

Bonds	5,276	5,059

Mortgage loans	362	172

Other invested assets	49	83

Miscellaneous applications	124	5

Total investments acquired	5,811	5,319

Net increase in policy loans	3	11

Net cash used in investments	(1,826)	(1,850)

Cash from financing and miscellaneous sources

Capital and paid-in surplus	300	—

Net deposits on deposit-type contracts	10	187

Other cash applied	(195)	(317)

Net cash provided (used in) financing and miscellaneous sources	115	(130)

Net change in cash and cash equivalents	330	177

Cash and cash equivalents:

Beginning of year	684	507

End of year	$1,014	$684

Other non-cash activity reported:

Bonds and stocks security exchanges	$326	$75

Interest credited to policyholders	111	98

Commitments in tax credits	50	23

Interest capitalization	—	1

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(1)	Summary of Significant Accounting Policies

A.	Nature of Operations

USAA Life Insurance Company (also referred to as we, us, and our, unless otherwise denoted) is a wholly-owned subsidiary of United Services Automobile Association (USAA). We market individual life insurance policies, annuity contracts, and accident and health policies primarily to individuals eligible for membership in USAA, and we sell certain policies to non-members through third-party arrangements. We are licensed to do business in the District of Columbia and in all states, with the exception of New York. Our subsidiary insurance company, USAA Life Insurance Company of New York (Life NY), is licensed to sell life and annuity contracts in New York. Of our noninsurance subsidiary businesses, USAA Life General Agency, Inc. (LGA), offers additional products of other insurance companies requested by USAA members, which are not sold by us, and USAA Annuity Services Corporation (UASC) facilitates the sale of annuity and structured settlement products to other parties.

B.	Accounting Practices

We prepare statutory financial statements in accordance with the requirements of Texas law. The Texas Department of Insurance (Department) has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (APPM), as amended, as reflected in the Texas Administrative Code, Title 28, Section 7.18. The March 2025 version of the APPM is currently in effect, setting out applicable Statements of Statutory Accounting Principles (SSAPs). The Department requires Texas insurers to apply applicable SSAPs, in conjunction with Texas statutes, Department rules, and the directives, instructions, and orders of the Texas insurance commissioner, in determining and reporting its financial condition and operating results and for determining its solvency. The Department has also adopted optional exceptions and modifications to the SSAPs, which we have opted not to implement.

There are no differences between our net income and surplus and the NAIC SSAP and accounting practices prescribed or permitted by the Department.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Department requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

D.	Accounting Policies

Investments

Bonds are reported at amortized cost, except for those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value. Amortization of premium or discount on bonds are calculated using the scientific (constant yield) interest method. The retrospective adjustment method is used to value all securities except for those with floating or adjustable coupons or previously impaired securities, in which case, the prospective methodology is used.

Asset-backed securities, excluding non-rated residual tranches or interests, shall be reported at amortized cost, except for those with an NAIC designation of 6, which shall be reported at the lower of amortized cost or fair value. Amortization of premium or discount on asset-backed securities are calculated using the scientific (constant yield) interest method. The retrospective adjustment method is used to value all

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

securities except for those with floating or adjustable coupons or previously impaired securities, in which case, the prospective methodology is used.

Our investments in non redeemable preferred stock is carried at fair value.

Common stock investment in our wholly-owned insurance subsidiary, Life NY is stated at underlying statutory equity. Investments in our unaudited wholly-owned non-insurance subsidiaries, LGA and UASC have been nonadmitted in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (SSAP 97). Common stocks also include our investment in Federal Home Loan Bank (FHLB) capital stock, which is carried at par value.

Mortgage loans on real estate, net are stated at their unpaid principal balance, net of valuation allowance.

Policy loans are stated at their aggregate unpaid balance.

Other invested assets include primarily our investments in joint ventures, limited liability companies and other forms of partnerships. These investments are carried at the underlying audited U.S. GAAP equity of the investee as defined in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, (SSAP 48). For those investments with affiliated entities, they are accounted for using the equity method as defined in SSAP 97. As a part of our tax strategy, we have made debt and equity investments in certain limited partnership and limited liability companies that generate tax credits, some of which include financing the construction and rehabilitation of affordable rental housing, as well as stimulate economic development in low to moderate income communities. These investments are carried at proportional amortized cost as specified in SSAP No. 93, Investments in Tax Credit Structures. Investments in capital notes are stated at amortized cost if assigned an NAIC designation 1 to 2; otherwise, they are stated at the lower of amortized cost or fair value as specified in SSAP No. 41, Surplus Notes. Investments in non-rated residual tranches or interests are also reported within and reported at the lower of cost or fair value as specified in SSAP No. 21, Other Admitted Assets.

Principal or interest payments on debt securities or loans are determined to be uncollectible when they are 90 days past due, and the amounts determined to be uncollectible are written off through the Statutory Statements of Operations. Interest is not accrued on debt securities or mortgage loans for which principal or interest payments are determined to be uncollectible.

We periodically review the value of our invested assets for other-than-temporary impairment (OTTI). If a decline in the fair value of the investment is deemed to be other-than-temporary (OTT), the difference between carrying value and the expected recovery value is charged to income as a realized capital loss. If there is an intent or a requirement to sell an invested asset, an impairment loss is recorded in the income statement in the period when intent changes or a requirement to sell is triggered.

Securities lending reinvested collateral is stated at the statutory value of the underlying investments comprising the reinvested collateral in accordance with investment policies above.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and short-term highly liquid marketable securities with original maturities of less than three months at the time of purchase. At December 31, 2025 and 2024, there were no separate account purchases awaiting reinvestment. These funds are restricted from our use. Notes receivable from affiliates are included in cash equivalents and are carried at their outstanding principal balance. We did not own any short-term investments for the years ended December 31, 2025 and 2024.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Uncollected and Deferred Premiums

Uncollected premiums are gross premiums that are due and unpaid as of the reporting date, net of loading. Uncollected premiums more than 90 days past due are nonadmitted and therefore, are not presented in these financial statements. Deferred premiums are a current policy’s entire premium to the next policy anniversary date, less any deferred premiums that have been collected, net of loading.

Aggregate Reserve for Policies and Contracts

Reserves for traditional life insurance that are not subject to Principle Based Reserves are computed using the Net Level Premium Method or the Commissioners Reserve Valuation Method (CRVM). Interest rate assumptions range from 2.50% to 4.50%. Life insurance mortality assumptions are based on the 1958 CSO/CET, 1980 CSO/CET, 2001 CSO mortality tables (including the Preferred Class Structure mortality tables), or 2017 CSO mortality tables (including the Preferred Class Structure mortality tables). Reserves for traditional life insurance that are subject to Principle Based Reserves are computed using the Net Premium Reserve Method and the Deterministic/Stochastic Reserve Method prescribed by VM-20. Interest rate assumption used for the Net Premium Reserve Method range from 3.00% to 4.50%. Mortality assumptions used for the Net Premium Reserve Method are based on the 2017 CSO mortality tables. The assumptions used for Deterministic/Stochastic Reserve Method are the prudent estimate assumptions developed internally, as required by VM-20.

Universal life reserves are computed by the method specified in the NAIC Universal Life Model Regulation. Interest rate assumptions range from 1.00% to 4.50%. Bank Owned Life Insurance (BOLI) reserves are equal to our share of the actual gross account values. Fixed deferred annuity reserves are computed using the Commissioners Annuity Reserve Valuation Method (CARVM) as defined by Actuarial Guideline XXXIII. Annuity interest rate assumptions are the statutory interest rates. Interest rates range from 3.00% to 8.75%. Fixed indexed annuity reserves are computed using the Commissioners Annuity Reserve Valuation Method (CARVM) as defined by Actuarial Guideline XXXIII and Actuarial Guideline XXXV. Annuity interest rate assumptions are the statutory interest rates. The interest rates range from 4.25% to 4.50%. Reserves for annuities in payout status are computed as the present value of future benefits. Annuity interest rate assumptions are the statutory interest rates or contract guaranteed rates, whichever are more conservative. Mortality assumptions are based on the 1983a, A2000, or 2012 IAR mortality tables. Interest rates range from 0.00% to 7.75%.

The Active Life Reserves for Income Replacement policies issued through 1993 are valued on a two-year full preliminary term basis using 4.00% interest and a modification of the 1964 CDT table. The Active Life Reserves for policies issued in 1994 and later are valued on a two-year full preliminary term basis using 4.00% interest and a modification of the 1985 CIDA. The Disabled Life Reserves are valued using a 3.00% interest rate and the 1985 CIDC table. The Active Life Reserves for In-Hospital Cash policies are valued on a two-year full preliminary term basis, using 4.00% interest and a modification of the 1969 Society of Actuaries Intercompany Experience study. The Active Life Reserves for Issue Age and Attained Age Standardized Medicare Supplement Plans are valued on a two-year full preliminary term basis and a modification of the 1994 Tillinghast claim cost tables. Interest rates range from 3.00% to 4.00%. Mortality tables used include the 80 CSO table for issues prior to 2019 and the ultimate form of the 2017 CSO Mortality Table with separate rates for male and female lives is used for all issues on or after January 1, 2019 in accordance with VM-25 Section A.3.

Insurance Revenues and Expenses

Premiums on traditional life insurance products are recognized as revenues as they become due from policyholders under the terms of the insurance contract. Universal life premiums and annuity considerations are recognized when received while health premiums are earned ratably over the term of the related insurance policies. Benefits, policy administration, and other expenses are recognized as incurred over the lives of the policies. Premiums on a new third-party product offered to non-members on

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

a commission basis, started recognizing revenue in August 2020 at the launch of a third-party distribution protected deferred annuity (PDA) product.

Capitalization policy

Capitalized costs related to purchased and internally developed software for internal use are amortized over a useful life of 3 years using the straight-line method.

Fair Value of Financial Instruments

The fair value estimates of our financial instruments were made at a point in time, based on relevant market information and information about the related financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale, at any one point in time, our entire holdings of a particular financial instrument. In addition, the tax ramifications related to the effect of fair value estimates have not been considered in the estimates. Under our supervision, the fair value of debt and equity securities presented was determined using an independent pricing service.

Federal Income Taxes

We are included in the consolidated federal income tax return filed by our parent, United Services Automobile Association (USAA). Members of the consolidated group are jointly and severally liable for the group’s consolidated income tax liability under Regulation Section 1.1502-6(a). Current taxes are allocated to the separate subsidiaries of USAA based upon a written tax allocation agreement, whereby companies receive a current benefit to the extent that their losses are utilized by the consolidated group. However, for separate company financial statement purposes, our accounting policy is to report taxes on a separate company reporting basis. Separate company current taxes are computed at a 21% rate on regular taxable income adjusted for any consolidated benefits allocated to the companies. Any balance in Current federal income taxes recoverable, if applicable, represents federal income taxes recoverable from USAA, and any balance in Current federal income taxes payable, if applicable, represents federal income taxes payable to USAA, according to the allocation agreement.

Deferred income taxes are recognized for tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred taxes of a change in tax rates is recognized in Unassigned surplus in the period that includes the enactment date.

The One Big Beautiful Bill Act (OBBBA) was enacted on July 4, 2025. The new law makes permanent certain expiring business tax provisions of the Tax Cuts and Jobs Act (“TCJA”). These include provisions which allow businesses to immediately expense, for tax purposes, the cost of new investments in certain qualified depreciable assets and the cost of qualified domestic research and development. The OBBBA also imposes a floor on tax deductions taken on charitable contributions and significantly changes U.S. tax law related to foreign operations and certain tax credits. These items did not have a significant impact on our 2025 financial statements.

E.	Current Vulnerability Due to Certain Concentrations

We mitigate our concentration risk through the use of reinsurance and by conducting business in 49 states, and the District of Columbia. See Note 14 for further discussion.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

F.	Basis of Accounting

The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department, which vary in some respects from GAAP. The more significant of these differences are as follows:

Policy Acquisition Costs

The costs of acquiring business are expensed when incurred; under GAAP, certain acquisition costs, to the extent recoverable, would be deferred and amortized over the periods benefited.

Investments

Investments in bonds are reported at amortized cost or fair value based on their NAIC rating. For GAAP, fixed maturity investments are classified as available-for-sale, which are reported at fair value with unrealized holding gains and losses reported in accumulated other comprehensive income. For statutory reporting, unrealized holding gains and losses are recorded to Unassigned surplus.

Investments that generate state premium tax credits and other tax benefits and meet the criteria in SSAP No. 93 are accounted for under the proportional amortization method (SSAP No. 93), which differs from GAAP. For GAAP, investments that generate state premium tax credits are not eligible to apply the proportional amortization method. Rather, these investments apply the equity method or the amortized cost method depending on whether they are structured as equity investments or debt investments, respectively. For statutory reporting, the benefits received from tax credit investments are recognized through the amortization of the investment balance recorded to Other invested assets.

The asset valuation reserve (AVR), which is not required by GAAP, is determined by an NAIC formula and provides a valuation allowance for invested assets. In addition, a liability for the interest maintenance reserve (IMR) has been recorded to capture the realized capital gains and losses for fixed income investments due to interest rate changes. IMR is not required by GAAP.

Securities Lending

Securities lending collateral reinvested in debt securities is carried at the lower of amortized cost or fair value based on their NAIC rating. For GAAP, collateral reinvested in debt securities is carried at fair value.

Subsidiaries

The financial statements of our subsidiaries are not consolidated with our financial statements as would be required under GAAP; rather, these investments are carried at their net equity value with amounts actually received in the form of dividends included in investment income, while undistributed equity in Net income is included with unrealized gains and losses on investments as a credit or charge to Unassigned surplus.

Nonadmitted Assets

Certain assets designated as nonadmitted are excluded from the accompanying Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and are charged directly to Unassigned surplus; under GAAP, such assets are included in the balance sheet.

Reinsurance

Ceded reinsurance amounts related to policyholder liabilities are reported as reductions of the related reserves rather than as assets, as would be required under GAAP.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Premiums

Premiums are taken into income over the premium paying period of the related policies, with some investment contracts being accounted for under the deposit method of accounting. Under GAAP, premiums that are in excess of policy charges are deferred.

Deferred Income Taxes

Gross deferred tax assets are reduced by valuation allowance adjustments when it is more likely-than-not that all or a portion of the deferred tax asset will not be realized. Admitted deferred tax assets are limited to 1) the amount of federal income taxes paid in the prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with Internal Revenue Service (IRS) tax loss carryforward provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, computer equipment and computer software for internal use, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state income taxes.

Under GAAP, state income taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets that are not more likely-than-not to be realized.

Policyholder Dividends

A liability for undistributed income allocable to participating policyholders has not been recorded as would be required under GAAP.

Policy Reserves

Policy reserves are based on statutory-basis mortality and interest requirements without consideration of withdrawal, except for Principle Based Reserves. Statutory reserves may differ from reserves based on best estimates with a provision for adverse deviation of mortality, interest and withdrawals.

Reserve Valuation

Reserve valuation changes for existing policies, prescribed under statutory accounting principles, are accounted for as adjustments to Unassigned surplus in the year in which they occur. No entry is required under GAAP.

G.	Going Concern

Management does not believe there are any conditions or events, considered in the aggregate, that raise doubt about our ability to continue as a going concern.

(2)	Accounting Changes and Correction of Errors

We recorded immaterial corrections as prior year adjustments to surplus in the aggregate amounts of $1 and $(6) as of December 31, 2025 and 2024, respectively.

Accounting changes

The NAIC Statutory Accounting Principles Working Group (SAPWG) adopted the principles based bond definition, which was effective January 1, 2025. We reviewed all investment holdings and identified securities

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

which no longer meet the definition of a bond. These securities were reclassified from bonds to preferred stock and other invested assets as of January 1, 2025.

The following table includes the aggregate book adjusted carrying value for all securities reclassified from bonds to preferred stock, the aggregate book adjusted carrying value after transition for all securities reclassified from bonds to preferred stock, and the aggregate surplus impact for all securities reclassified from bonds to preferred stock.

Impact
Aggregate book adjusted carrying value for all securities reclassified from bonds to preferred stock	$137

Aggregate book adjusted carrying value after transition for all securities reclassified from bonds to preferred stock	132

Aggregate surplus impact for all securities reclassified from bonds to preferred stock	(5)

The following table includes the aggregate book adjusted carrying value for all securities reclassified from bonds to other invested assets, the aggregate book adjusted carrying value after transition for all securities reclassified from bonds to other invested assets and the aggregate surplus impact for all securities reclassified from bonds to other invested assets.

Impact
Aggregate book adjusted carrying value for all securities reclassified from bonds to other invested assets	$45

Aggregate book adjusted carrying value after transition for all securities reclassified from bonds to other invested assets	45

Aggregate surplus impact for all securities reclassified from bonds to other invested assets	—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(3)	Investments

A.	Investments in Bonds and Equity Securities

The statement value and fair value of investments in bonds are as follows:

	December 31, 2025

Issuer Credit Obligations:	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government obligations (exempt from RBC)	9	—	(1)	8

Other U.S. government obligations (exempt from RBC)	2	—	—	2

Non-U.S. sovereign jurisdiction securities	271	5	(24)	252

Municipal bonds - general obligations (direct & guaranteed)	467	14	(11)	470

Municipal bonds - special revenues	1,419	24	(112)	1,331

Project finance bonds issued by operating entities	413	4	(22)	395

Corporate bonds	19,341	169	(2,178)	17,332

Bonds issued by funds representing operating entities	609	4	(74)	539

Single entity backed obligations	49	—	(1)	48

Issuer credit obligations - other	34	—	(2)	32

Total issuer credit obligations	22,614	220	(2,425)	20,409

Asset-backed securities:

Financial asset-backed securities - self-liquidating

Agency residential mortgage-backed securities	263	1	(4)	260

Agency commercial mortgage-backed securities	829	2	(40)	791

Non-agency residential mortgage-backed securities	223	2	(10)	215

Non-agency commercial mortgage-backed securities	955	7	(53)	909

Non-agency - CLOs/CBOs/CDOs	716	3	(3)	716

Other financial asset-backed securities — self-liquidating (Unaffiliated)	1,567	20	(13)	1,574

Total financial asset-backed securities - self-liquidating	4,553	35	(123)	4,465

Non-financial asset-backed securities - practical expedient

Lease-backed securities - practical expedient (unaffiliated)	57	—	—	57

Other non-financial asset-backed securities — practical expedient (unaffiliated)	10	—	—	10

Total non-financial asset-backed securities -practical expedient	67	—	—	67

Non-financial asset-backed securities - full analysis

Lease-backed securities - full analysis (unaffiliated)	285	6	(1)	290

Other non-financial asset-backed securities — full analysis (unaffiliated)	660	7	(15)	652

Total non-financial asset-backed securities - full analysis	945	13	(16)	942

Total asset-backed securities	5,565	48	(139)	5,474

Total issuer credit obligations and asset-backed securities	28,179	268	(2,564)	25,883

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The statement value and fair value of investments in debt securities are as follows:

	December 31, 2024

Debt securities	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. Government and agencies	$153	$1	$(8)	$146

All other governments	232	—	(40)	192

States, territories and possessions	206	2	(17)	191

Political subdivisions of states, and possessions	340	9	(1)	348

Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	2,543	18	(232)	2,329

Industrial and miscellaneous	23,127	111	(2,788)	20,450

Hybrid securities	212	1	(14)	199

Total debt securities	$26,813	$142	$(3,100)	$23,855

The fair value of bonds were determined using an independent security pricing service, which may differ from NAIC prescribed fair values used for statutory reporting purposes. See Note 4 regarding fair value measurements. See Note 5 regarding fair value measurement.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The statement value and fair value of bonds at December 31 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations.

	2025

	Statement Value	Fair Value
Issuer Credit Obligations
Due in one year or less	$623	$621
Due after one year through five years	3,579	3,555
Due after five years through ten years	2,774	2,709
Due after ten years through twenty years	3,742	3,510
Over twenty years	11,896	10,014
Total issuer credit obligations	22,614	20,409
Asset-backed and mortgage-backed securities
Due in one year or less	75	75
Due after one year through five years	588	588
Due after five years through ten years	992	961
Due after ten years through twenty years	1,401	1,400
Over twenty years	2,509	2,450
Total asset-backed and mortgage-backed securities	5,565	5,474
Total	$28,179	$25,883

Note: Current year maturity distribution table includes short term investments classified as bonds.

	2024

	Statement Value	Fair Value
Due in one year or less	$563	$559
Due after one year through five years	3,990	3,886
Due after five years through ten years	3,306	3,107
Due after ten years	13,757	11,310
Asset-backed and mortgage-backed securities	5,197	4,993
Total debt securities	26,813	23,855

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Proceeds from the activity of investments in bonds, and the related capital gains and losses and OTTI on bonds, mortgage loans and other invested assets, are as follows:

	Years Ended December 31

	2025	2024

Proceeds from bonds:

Sales	$1,824	$1,198

Proceeds from other than sales	2,412	1,983

Total proceeds from bonds	$4,236	$3,181

Net realized capital gains (losses):

Bonds:

Gross realized capital gains on sales	$22	$26

Gross realized capital losses on sales	(30)	(61)

Net realized capital losses on bond sales	(8)	(35)

Net realized capital gains on dispositions other than sales	7	6

Net realized losses on dispositions other than sales	(8)	(6)

OTTI	(2)	—

Total bond net realized capital losses	(11)	(35)

Common stocks	(16)	—

Other invested assets	(3)	(5)

Net realized capital losses before federal income taxes	(30)	(40)

Realized capital gains transferred to IMR, net of taxes	6	24

Federal income tax expense (benefit)	2	(5)

Net realized capital losses	$(26)	$(11)

Note: Current and prior year total proceeds from bonds includes prepayment penalties, non-cash exchanges, and bond reclassifications

During 2025 we recognized total OTTI charges of $2. We recognized no OTTI in 2024.

Gross investment income was $1,467 and $1,346 during 2025 and 2024, respectively. Investment and interest expenses were $38 and $20 for 2025 and 2024, respectively.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Set forth below are gross unrealized losses and fair values for debt and equity securities stated at amortized cost, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as follows:

	December 31, 2025

	Less than 12 months		12 months or more			Total

Description of securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses		Fair Value	Unrealized Losses
Issuer Credit Obligations:
U.S. government obligations (exempt from RBC)	$—	$—	$6	$(1	) $	6	$(1)
Non-U.S. sovereign jurisdiction securities	15	—	107	(24)		122	(24)
Municipal bonds - general obligations (direct & guaranteed)	9	—	133	(11)		142	(11)
Municipal bonds - special revenues	45	—	669	(112)		714	(112)
Project finance bonds issued by operating entities	27	—	67	(22)		94	(22)
Corporate bonds	2,320	(58)	10,172	(2,120)		12,492	(2,178)
Bonds issued by funds representing operating entities	46	—	307	(74)		353	(74)
Single entity backed obligations	—	—	22	(1)		22	(1)
Issuer credit obligations - other	13	(1)	11	(1)		24	(2)
Total issuer credit obligations	2,475	(59)	11,494	(2,366)		13,969	(2,425)
Asset-backed securities:
Agency residential mortgage-backed securities	112	—	30	(4)		142	(4)
Agency commercial mortgage-backed securities	67	—	570	(40)		637	(40)
Non-agency residential mortgage-backed securities	41	—	56	(10)		97	(10)
Non-agency commercial mortgage-backed securities	21	(1)	500	(52)		521	(53)
Non-agency - CLOs/CBOs/CDOs	124	—	161	(3)		285	(3)
Lease-backed securities	15	—	65	(1)		80	(1)
Asset-backed securities - other	267	(1)	377	(27)		644	(28)
Total asset-backed securities	647	(2)	1,759	(137)		2,406	(139)
Total issuer credit obligations and asset-backed securities	3,122	(61)	13,253	(2,503)		16,375	(2,564)
Equity securities:
Non redeemable preferred stocks	—	—	19	(5)		19	(5)
Total equity securities	—	—	19	(5)		19	(5)
Total issuer credit obligations, asset-backed securities, and equity securities	$3,122	$(61)	$13,272	$(2,508)		$16,394	$(2,569)

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

	December 31, 2024

	Less than 12 months		12 months or more			Total
Description of securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses		Fair Value	Unrealized Losses
Debt securities:
U.S. Government and agencies	$64	$(2)	$32	$(6	) $	96	$(8)
All other governments	67	(3)	120	(37)		187	(40)
States, territories and possessions	26	(1)	110	(16)		136	(17)
U.S. political subdivisions of states, territories and possessions	37	—	10	(1)		47	(1)
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	281	(7)	1,404	(225)		1,685	(232)
Industrial and miscellaneous	5,550	(230)	10,724	(2,558)		16,274	(2,788)
Hybrid securities	10	—	167	(14)		177	(14)
Total debt securities	6,035	(243)	12,567	(2,857)		18,602	(3,100)
Equity securities:
Non redeemable preferred stocks	15	—	19	(5)		34	(5)
Total debt securities	$6,050	$(243)	$12,586	$(2,862)		$18,636	$(3,105)

We monitor our debt investment securities for OTTI when the fair value of the security has declined below amortized cost. The evaluation for potential OTTI is performed on an individual security basis based upon the facts and circumstances of that security and the probability of recovery. If it is determined that the decline is OTT, the difference between carrying value and the expected recovery value is charged to income as a realized capital loss. At December 31, 2025 and 2024, the unrealized losses on investment securities are not considered other than temporarily impaired but rather the result of current interest rate conditions. Although we have the positive intent and ability to hold any securities in an unrealized loss position to anticipated recovery, management may sell a security in response to unanticipated asset liability matching needs, significant market movements, or changes in business plans.

We monitor our equity securities for OTTI when the fair value of the security has declined below cost. All unrealized losses on our portfolio are deemed to be temporary due to temporary market fluctuations.

B.	Asset-Backed Securities

For asset-backed securities, we considered cash flow analysis, rating agency analysis, market and sector conditions, and qualitative and quantitative information specific to the issuer of the security to determine if impairment was OTT.

We did not recognize any OTTI for asset-backed securities in 2025 or 2024.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Asset-backed securities in unrealized loss positions as of year-end, stratified based on length of time continuously in these unrealized loss positions, are as follows:

	2025	2024

Aggregate amount of unrealized loss

Less than twelve months	$2	$243

Twelve months or longer	137	2,861

Aggregate fair value of securities with unrealized loss

Less than twelve months	$647	$6,051

Twelve months or longer	1,759	12,587

C.	Securities Lending Collateral

Securities lending program

Under the terms of our securities lending program, initial collateral (either in the form of cash or investment securities) is required at a rate of 102% and 105% of the market value of a loaned domestic and foreign security, respectively. The cash collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent into short-term investments. The reinvested collateral of $211 and $90 in 2025 and 2024, respectively, was reported as Securities lending reinvested collateral assets and the offsetting collateral liability is reported as Payable for securities lending on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

We receive primarily cash collateral in an amount in excess of the fair value of the securities lent. Our lending agent reinvests the cash collateral in higher yielding securities than the securities which we lend to other entities under the arrangement.

The aggregate amount of our collateral liability under our securities lending program is as follows at December 31:

	Fair Value
	2025	2024
Open	$211	$90
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—

Subtotal	211	90
Securities received	—	—

Total collateral received	$211	$90

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The aggregate amount of our collateral asset (received and reinvested) is as follows at December 31:

	2025		2024
	Amortized Cost	Fair value	Amortized Cost	Fair value
Open (cash)	$211	$211	$90	$90

30 days or less	—	—	—	—

31 to 60 days	—	—	—	—

61 to 90 days	—	—	—	—

91 to 120 days	—	—	—	—

121 to 180 days	—	—	—	—

181 to 365 days	—	—	—	—

1 to 2 years	—	—	—	—

2 to 3 years	—	—	—	—

Greater than 3 years	—	—	—	—

Subtotal	$211	$211	$90	$90

Securities received	—	—	—	—

Total collateral reinvested	$211	$211	$90	$90

Collateral investment maturities are primarily short term in nature but may vary depending upon the type of security, which can range from overnight to three years. To manage the liquidity risk resulting from the mismatch of collateral repayment requirements and the maturity of invested collateral, the program requires minimum levels of investments that mature on an overnight basis. These overnight investments create significant liquidity in case of a large unexpected demand for the return of collateral. Liquidity can also be generated through the sale of short-term investments held in the collateral portfolio, or, if necessary, by increasing the rate paid by us on the cash collateral in order to attract liquidity from borrowers in an extreme liquidity crisis. Additionally, we include these investments as part of the overall evaluation of debt securities for OTTI. We have not recognized any OTTI on invested collateral received for loaned securities.

Loaned securities

We engage in securities lending whereby certain securities from our portfolio are loaned to other institutions for short periods of time. The total amount of loaned securities was $215 and $100 as of December 31, 2025 and 2024, respectively. We maintain full ownership rights to the securities loaned and accordingly, the loaned securities are classified as investments. These securities loaned are restricted, see Note 3F.

Securities are loaned in exchange for collateral, primarily on an overnight basis, with a maximum maturity of 90 days.

D.	Mortgage Loans

At December 31, 2025 and 2024, our investments in mortgage loans were $2,657 and $2,564, respectively.

The maximum loan-to-value ratio of any loan at the time of the loan was 75.0% and 71.2% in 2025 and 2024, respectively. The rate of interest on our new commercial mortgage loans ranged from 5.25% to 6.54% in 2025 and 5.50% to 6.65% in 2024.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

We impaired two commercial mortgage loans with an original carrying value of $91 to a value of $74 at the time of impairment during 2025. There were no impairments during 2024. We recognized a valuation allowance of $9 on one loan during 2025. We had no valuation allowance during 2024.

All mortgage loans were current and the recorded investment was current and not past due greater than 30 days at December 31, 2025 and 2024.

The commercial real estate loans consist of participating and direct origination loans. In evaluating the credit quality of commercial real estate loans, we assess the performance of the loans using both quantitative and qualitative criteria. Certain risks associated with commercial mortgage loans can be evaluated by reviewing both the loan-to-value (LTV) and debt service coverage ratios to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to refinance or sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower.

The average LTV ratio is based on our most recent estimate of the fair value for the underlying property, which is evaluated at least annually and updated more frequently, if necessary, to better indicate risk associated with the loan. A lower LTV indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold.

The LTV ratio for commercial real estate loans by property type is as follows:

	2025
	< 30%	30-50%	51-75%	>75%	Total
Property type
Hospitality	$10	$16	$33	$24	$83
Industrial	10	19	537	—	566
Multi-family	—	152	713	278	1,143
Office	—	28	46	185	259
Retail	—	—	27	13	40
Self-storage	4	45	181	—	230
Student Housing	29	169	138	—	336
Total recorded investment	$53	$429	$1,675	$500	$2,657

% of total	2%	16%	63%	19%	100%
Weighted-average LTV ratio	0.22	0.44	0.61	0.94	0.64

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

			2024
	< 30%	30-50%	51-75%	>75%	Total
Property type
Hospitality	$—	$28	$25	$55	$108
Industrial	19	35	466	—	520
Multi-family	—	174	644	295	1,113
Office	—	57	53	232	342
Retail	—	28	199	—	227
Self-storage	17	102	95	—	214
Student Housing	—	—	—	40	40
Total recorded investment	$36	$424	$1,482	$622	$2,564

% of total	1%	17%	58%	24%	100%
Weighted-average LTV ratio	0.24	0.43	0.60	0.92	0.64

The debt service coverage ratio is based on normalized annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently, if necessary, to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower’s liquidity or access to other resources. A 1.00 debt service coverage ratio indicates that the net operating income of the property is sufficient to meet debt service coverage payments.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The debt service coverage ratio of commercial mortgage loans by property type is as follows:

	2025				2024

	<1.10	1.10-2.00	Greater than 2.00	Total	<1.10	1.10-2.00	Greater than 2.00	Total
Property type:

Hospitality	$—	$67	$16	$83	$—	$92	$17	$109

Industrial	15	430	121	566	—	345	175	520

Multi-family	124	580	439	1,143	78	663	373	1,114

Office	86	125	48	259	96	147	98	341

Retail	13	27	—	40	—	103	124	227

Self-storage	—	83	147	230	—	74	139	213

Student Housing	—	204	132	336	—	40	—	40

Total recorded investment	$238	$1,516	$903	$2,657	$174	$1,464	$926	$2,564

% of total	9%	57%	34%	100%	7%	57%	36%	100%

Weighted-average debt coverage ratio	0.94	1.53	2.61	1.84	1.02	1.55	2.65	1.93

The commercial real estate loan portfolio is geographically dispersed across the United States. At December 31, 2025 and 2024, the four geographic regions with the highest concentration of our commercial real estate loan portfolio were: pacific, east north central, northeast, and mideast.

	2025		2024
	Loan Balance	% of Outstanding Loan Balances	Loan Balance	% of Outstanding Loan Balances
Pacific	$646	24.32%	$672	26.20%

East North Central	416	15.65%	379	14.78%

Northeast	394	14.84%	280	10.90%

Mideast	377	14.18%	386	15.04%

Southwest	349	13.15%	350	13.67%

Mountain	204	7.67%	223	8.70%

Southeast	145	5.46%	163	6.37%

West North Central	126	4.73%	111	4.34%

Total	$2,657	100.00%	$2,564	100.00%

We have no taxes, assessments or amounts advanced that are not included in the mortgage loan totals.

E.	Other Invested Assets

We have investments in unaffiliated partnership interests of $370 and $363 as of December 31, 2025 and 2024, respectively. We also have investments in non-rated residual tranches/interests of $5 as of December 31, 2025 and 2024. In addition, we have investments in unaffiliated surplus debentures of $49 and $6 as of December 31, 2025 and 2024, respectively.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Investments in Tax Credit Structures

We have investments of $211 and $177 in various tax credit structures which generate Low Income Housing Tax Credits (LIHTC), New Market Tax Credits (NMTC), and various other tax credits for 2025 and 2024, respectively. These investments are included in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities and Surplus. Unexpired tax credits have a remaining life of 1-13 years. There is no minimum required holding period and we are not aware of any regulatory review associated with our tax credit investments. We are not aware of any significant modifications or events that result in the change in nature or relationship of the investment or underlying project. We amortized $19 related to tax credit investments as a component of Net investment income for 2025. We recognized tax credit benefits of $28 and $15 in 2025 and 2024, respectively.

Tax credits expected to be generated by year, disaggregated by transferable/certificated and non-transferable:

	2025
Year	Transferable/ Certificated	Non-transferable
2026	$—	$34
2027	—	36
2028	—	33
2029	—	31
2030	—	30
Thereafter	—	121
Total	$—	$285

Equity contributions committed to the tax credit structured investments are included in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and are as follows:

Year	Projected Contributions
2026	$61
2027	35
2028	12
2029	1
2030	1
Thereafter	2
Total	$112

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

F.	Restricted Assets

Set forth below is information regarding our restricted assets at December 31:

	2025

	Gross (Admitted & Nonadmitted) Restricted

	Current Year					6	7
	1	2	3	4	5

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account Activity (a)	Total Separate Account Restricted Assets	Separate Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)

Collateral held under security lending agreements	$211	$—	$—	$—	$211	$90	$121

FHLB capital stock	9	—	—	—	9	11	(2)

On deposit with states	188	—	—	—	188	199	(11)

Pledged as collateral to FHLB (including assets backing funding agreements)	49	—	—	—	49	50	(1)

Other restricted assets	215	—	—	—	215	100	115

Assets held under funds withheld reinsurance agreements	2,537	—	—	—	2,537	—	2,537

Total restricted assets	$3,209	$—	$—	$—	$3,209	$450	$2,759
(a) Subset of column 1 (b) Subset of column 3

	2025
	8	9	Percentage		12	13	14
			10	11

Restricted Asset Category	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets	Amount Reported in General Interrogatories	Difference from Note and General Interrogatories	General Interrogatory Reference

Collateral held under security lending agreements	$—	$211	0.61%	0.62%	$211	$—	25.04+25.05

FHLB capital stock	—	9	0.03%	0.03%	9	—	26.27

On deposit with states	—	188	0.55%	0.55%	189	—	26.28

Pledged as collateral to

FHLB (including assets backing funding agreements)	—	49	0.14%	0.14%	49	—	26.31

Other restricted assets	—	215	0.63%	0.63%	—	215	26.32

Assets held under funds withheld reinsurance agreements	—	2,537	7.39%	7.48%	XXX	XXX	XXX

Total restricted assets	$—	$3,209	9.35%	9.46%	XXX	XXX	N/A

General Interrogatories Reference	Difference between Note and General Interrogatories (Per Column 13 above)	Explanation
26.32	$215	Relates to Loaned securities, which are excluded from the general interrogatories as a result of not being owned securities.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2024
	Gross (Admitted & Nonadmitted) Restricted							Current Year
	Current Year					6	7	8	9	Percentage
	1	2	3	4	5					10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity (a)	Total Protected Cell Account Restricted Assets	Protected Cell Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$90	$—	$—	$—	$90	$122	$(32)	$—	$90	0.28%	0.28%

FHLB capital stock	11	—	—	—	11	10	1	—	11	0.03%	0.03%

On deposit with states	199	—	—	—	199	196	3	—	199	0.62%	0.63%

Pledged as collateral to FHLB (including assets backing funding agreements)	50	—	—	—	50	50	—	—	50	0.15%	0.16%

Loaned securities	100				100	123	(23)		100	0.31%	0.31%

Separate account purchases awaiting reinvestment	—	—	—	—	—	2	(2)	—	—	—%	—%

Total restricted assets	$450	$—	$—	$—	$450	$503	$(53)	$—	$450	1.40%	1.42%

 (a) Subset of column 1

 (b) Subset of column 3

The restricted assets on deposit with states are bonds on deposit with various governmental agencies and others as required by law.

For further details regarding the restricted asset categories, see the corresponding notes shown below:

Restricted Asset Category	Note Disclosure
Collateral held under security lending agreements	Note 3C
FHLB capital stock	Note 9
Pledged as collateral to FHLB (including assets backing funding agreements)	Note 9
Loaned securities	Note 3C
Separate account purchases awaiting reinvestment	Note 1D

The collateral received and reflected as assets in financial statements is as follows at December 31:

2025
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account
Cash equivalents - securities lending	$211	$211	0.61%	0.62%
Total collateral assets	$211	$211	0.61%	0.62%

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2024
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account
Cash equivalents -securities lending	$90	$90	0.28%	0.28%
Total collateral assets	$90	$90	0.28%	0.28%

Collateral received and assets held under modco/funds withheld reinsurance agreements reflected as assets in the financial statements are as follows at December 31, 2025 :

2025
	1	2	3	4	5	6	7	8

Assets	BACV Collateral	BACV Modco	BACV FWH	Fair Value Collateral	Fair Value Modco	Fair Value FWH	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets

General Account:

Cash, Cash Equivalents and Short-Term

Investments	$—	$—	$81	$—	$—	$81	0.235%	0.238%

Issuer credit obligations	—	—	1,986	—	—	1,553	5.788%	5.856%

Asset-backed securities	—	—	465	—	—	467	1.356%	1.372%

Other invested assets	—	—	5	—	—	5	0.015%	0.015%

Total Assets	$—	$—	$2,537	$—	$—	$2,106	7.394%	7.481%

Percentage to Total FWH Assets (including Modco)	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX

2025

	9	10	11	12	13	14	15

Assets	Book/Adjusted Carrying Value (BACV)	Related Party Code
	FWH Including Modco	1	2	3	4	5	6
General Account:
Cash, Cash Equivalents and Short-Term
Investments	$81	—	—	—	—	—	$81
Issuer credit obligations	1,986	—	—	—	—	—	1,986
Asset-backed securities	465	—	—	—	—	—	465
Other invested assets	5	—	—	—	—	—	5
Total Assets	$2,537	$—	$—	$—	$—	$—	$2,537
Percentage to Total FWH
Assets (including Modco)	100%	—%	—%	—%	—%	—%	100%

G.	5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria:

•	Documentation necessary to permit a full credit analysis of a security by the SVO does not exist or an NAIC CRP credit rating for an FE or PL security is not available

•	The issuer or obligor is current on all contracted interest and principal payments

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

•	The insurer has an actual expectation of ultimate payment of all contracted interest and principal

The following securities were designated as 5GI for periods ending December 31, 2025 and 2024 as the documentation necessary for the NAIC Securities Valuation Office (SVO) to perform a full credit analysis was not available. The securities were current on all contractual interest and principal payments.

Investment	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value

	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year

Bonds – AC	4	1	$57	$4	$55	$3

Total	4	1	$57	$4	$55	$3

AC – Amortized Cost

H.	Prepayment Penalties and Acceleration Fees

For securities sold, redeemed or disposed, the prepayment penalties and acceleration fees in the statutory financial statements are as follows at December 31:

	2025	2024
	General Account
Number of CUSIPs	14	19
Aggregate amount of insurance income	$1	$6

(a) CUSIPs presented in whole numbers

(4)	Derivative Instruments

A.	Derivatives under SSAP No. 86, Derivatives (SSAP 86)

We are exposed to various risks relating to our ongoing business operations, including interest rate risk. The Company uses a variety of strategies to manage this risk, including the use of derivatives. We manage our counterparty credit risk associated with derivative instruments by entering into legally enforceable master netting agreements, where possible, and exchanging margin and collateral with our counterparties, typically in the form of cash.

We execute pay floating/receive fixed interest rate swaps to reduce our exposure to changes in interest rates for asset backed securities and commercial mortgage backed securities in our investment portfolio. In an interest rate swap, we agree with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. We may elect hedge accounting and designate qualifying swaps in cash flow hedging relationships.

To qualify for hedge accounting under SSAP 86, at the inception of the hedging relationship, we formally document our risk management objective and strategy for undertaking the hedging transaction, as well as our designation of the hedge as a hedge of the variability of cash flows to be received or paid related to a forecasted transaction or a recognized asset or liability (cash flow hedge). We designate and account for these swaps as cash flow hedges when they have met the effectiveness criteria of SSAP 86. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness. As of December 31, 2025, we held eight interest rate swaps, which were designated as cash flow hedges.

Swaps that hedge those assets are valued in a manner consistent with the underlying hedged item, if the swaps meet the criteria for highly effective hedges. Asset backed securities and commercial mortgage backed securities that have an NAIC designation of 1 through 5 are carried at amortized cost; therefore,

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

swaps hedging such bonds are also carried at amortized cost. Asset backed securities and commercial mortgage backed securities that have an NAIC designation of 6 are carried at the lower of amortized cost or estimated fair value; therefore, swaps hedging such bonds are also carried at the lower of amortized cost or estimated fair value.

As of December 31, 2025, the hedged items had an NAIC designation of 1 through 5, therefore the swaps are carried at their amortized cost, which is $0.

At December 31, 2025, the maximum length of time over which we were hedging our exposure to variability in future cash flows for forecasted transactions did not exceed 4.4 years.

The following is the aggregate fair value of the derivative instruments as of December 31:

2025

Derivative instrument	Notional	Net Unrealized Gains (Losses)	Fair Value	Carrying Value	Net Interest Income (Loss)

OIS SOFR Compound Swap	$665	$—	$5	$—		$(2)

2024

Derivative instrument	Notional	Net Unrealized Gains (Losses)	Fair Value		Carrying Value	Net Interest Income (Loss)

OIS SOFR Compound Swap	$705	$—		$(2)	$—		$(5)

We enter into various collateral arrangements, which may require the pledging of collateral in connection with derivatives. We pledge cash to satisfy initial margin and variation margin requirements.

The table below summarizes the collateral pledged in connection with centrally cleared derivatives as of December 31:

	2025			2024
	Cash	Securities	Total	Cash	Securities	Total
Initial Margin	$8	$—	$8	$11	$—	$11
Variation Margin	(6)	—	(6)	2	—	2
Total	$2	$—	$2	$13	$—	$13

Cash flows associated with the interest rate swaps and their related gains and losses are presented in Net investment income in the Statements of Cash Flows.

(5)	Financial Assets Measured at Fair Value

A.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties. The fair value of a liability is the amount at which the liability could be incurred or settled in a current transaction between willing parties.

Fair values are based on quoted market prices when available. If quoted market prices are not available for the specific security, then fair values are estimated using pricing models utilized by an independent pricing service to ascertain the fair values. Fair value is generally estimated using discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, we estimate fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

Our financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value (SSAP 100). SSAP 100 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly for substantially the full term of the financial instruments.

•	Level 3 – inputs to the valuation methodology are unobservable for the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as certain bonds and preferred stock when carried at the lower of cost or market.

Valuation techniques utilized by pricing services and prices obtained from external sources are reviewed by investment professionals who are familiar with the securities being priced and the markets in which they trade to ensure the fair value determination is representative of an exit price. Pricing services consider such data as widely published indices (benchmarks), recent trades, changes in interest rates, general economic conditions and the credit quality of the specific issuers.

The following tables summarize the assets and liabilities measured and reported at fair value in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and by the valuation hierarchy (as described above) as of December 31:

	2025

	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

Assets at fair value:

Non redeemable preferred stocks - industrial and miscellaneous	$10	$131	$40	$—	$181

Securities lending reinvested collateral assets	211	—	—	—	211

Capital notes	—	42	—	—	42

Residual interests	—	1	4	—	5

Separate accounts assets	5	—	—	—	5

Total assets at fair value/NAV	$226	$174	$44	$—	$444

Liabilities at fair value:

Separate account liabilities	$5	$—	$—	$—	$5

Total liabilities at fair value/NAV	$5	$—	$—	$—	$5

Net fair value	$221	$174	$44	$—	$439

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

	2024

	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets at fair value:

Non redeemable preferred stocks	$—	$11	$40	$—	$51

Securities lending reinvested collateral assets	90	—	—	—	90

Separate account asset	5	—	—	—	5

Residual interests	—	1	3	—	4

Total assets at fair value/NAV	$95	$12	$43	$—	$150

Liabilities at fair value:				—

Separate account liabilities	$5	$—	$—	$—	$5

Total liabilities at fair value/NAV	$5	$—	$—	$—	$5

Net fair value	$90	$12	$43	$—	$145

Level 1 Financial Instruments

Included within Level 1 are non redeemable preferred stocks, Securities lending reinvested collateral assets, separate account assets and separate account liabilities which consist primarily of highly liquid mutual funds for which there are quoted prices in active markets. Where quoted prices are available in an active market, securities are classified in Level 1 of the valuation hierarchy.

Level 2 Financial Instruments

Included within Level 2 are non redeemable preferred stocks, capital notes, and non-rated residual tranches/interests, which are required to be measured at fair value. The fair value of these securities was estimated by an independent pricing service utilizing pricing models to ascertain the fair values. The pricing models incorporate observable market data such as benchmark yields and recent trades. Based upon an analysis of the procedures and techniques developed by our independent pricing service, we determined that securities valued in this manner should be classified within Level 2 of the valuation hierarchy.

Level 3 Financial Instruments

Included within Level 3 securities are non redeemable preferred stocks and residual interests which are required to be measured at fair value. The fair value of these securities were estimated using broker quotes to ascertain the fair values.

The table below includes a rollforward of the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus amounts (including the change in fair value) for assets classified within Level 3 of the valuation hierarchy for the year ended December 31:

			2025

Description for each class of asset	Beginning Balance at 01/01/2025	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Surplus	Purchases	Ending Balance at 12/31/2025

Non redeemable preferred stocks	$40	$—	$—	$—	$—	$40

Residual interests	3	—	—	—	1	4

Total	$43	$—	$—	$—	$1	$44

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

			2024

Description for each class of asset	Beginning Balance at 01/01/2024	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Surplus	Purchases	Ending Balance at 12/31/2024

Non redeemable preferred stocks	$40	$19	$(19)	$—	$—	$40

Residual interests	2	4	(4)		2	3

Total	$42	$23	$(23)	$—	$2	$43

B.	The fair value of financial instruments is as follows at December 31:

2025

Type of Financial Instrument	Aggregate Fair Value including Not Practicable	Admitted Values	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)

Assets:

Issuer credit obligations	$20,409	$22,614	$5	$20,161	$239	$—	$4

Asset-backed securities	5,474	5,565	—	4,439	1,035	—	—

Preferred stocks	181	181	10	131	40	—	—

Common stocks	119	119	—	—	—	—	119

Mortgage loans	2,494	2,657	—	—	2,494	—	—

Cash and cash equivalents	1,004	1,014	1,004	—	—	—	—

Policy loans	185	185	—	—	—	—	185

Other invested assets	636	635	—	50	4	—	582

Securities lending reinvested collateral assets	211	211	211	—	—	—	—

Assets from separate accounts	5	5	5	—	—	—	—

Liabilities:

Liability for deposit-type contracts	2,781	3,198	—	—	2,781	—	—

Payable for securities lending	211	211	211	—	—	—	—

Separate account liabilities	5	5	5	—	—	—	—

2024

Type of Financial Instrument	Aggregate Fair Value including Not Practicable	Admitted Values	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)

Assets:

Bonds	$23,855	$26,813	$4	$23,149	$696	$—	$6

Preferred stock	51	51	—	11	40	—	—

Common stock	114	114	—	—	—	—	114

Mortgage loans	2,310	2,564	—	—	2,310	—	—

Cash and cash equivalents	684	684	684	—	—	—	—

Policy loans	182	182	—	—	—	—	182

Other invested assets	551	551	—	8	3	—	540

Securities lending reinvested collateral assets	90	90	90	—	—	—	—

Separate accounts assets	5	5	5	—	—	—	—

Liabilities:

Liability for deposit-type contracts	2,676	3,078	—	—	2,676	—	—

Payable for securities lending	90	90	90	—	—	—	—

Separate account liabilities	5	5	5	—	—	—	—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Financial instruments for which it is not practicable to determine fair value are as follows at December 31:

	Carrying Value

Type of Financial Instrument	2025	Effective Interest Rate	Maturity Date	Explanation

Assets:

Issuer credit obligations	$4	NA	NA	b

Common stocks	119	NA	NA	a,d

Policy loans	185	1.0% to 7.4%	NA	e

Other invested assets	582	NA	NA	b,c

(a)	Consists of investments in FHLB for which there is no observable market value.

(b)	Consists of tax credits for which there is no observable market value.

(c)	Consists of equity method investments for which there is no observable market value.

(d)	Consists of investments in affiliated entities for which there is no observable market value.

(e)	The carrying value of contract loans approximates the fair value.

	Carrying Value

Type of Financial Instrument	2024	Effective Interest Rate	Maturity Date	Explanation

Assets:

Bonds	$6	NA	NA	b

Common stock	114	NA	NA	a,d

Policy loans	182	1.0% to 7.4%	NA	e

Other invested assets	540	NA	NA	b,c

(a)	Consists of investments in FHLB for which there is no observable market value.

(b)	Consists of tax credits for which there is no observable market value.

(c)	Consists of equity method investments for which there is no observable market value.

(d)	Consists of investments in affiliated entities for which there is no observable market value.

(e)	The carrying value of contract loans approximates the fair value.

(6)	Income Taxes

A.	Deferred Tax Asset

Management believes realization of the gross deferred tax assets is more likely-than-not based on the expectation such benefits could be utilized through loss carrybacks or by offsetting income from the reversal of existing taxable temporary differences, taxable income exclusive of reversing temporary differences, or tax-planning strategies.

Deferred tax assets and liabilities are valued at the rates at which they are expected to reverse in the future. The deferred tax assets and liabilities below have been valued at 21%.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The amount of deferred tax assets and deferred tax liabilities are as follows at December 31:

	2025			2024

	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$523	$72	$595	$475	$67	$542

Statutory valuation allowance adjustments	—	24	24	—	38	38

Adjusted gross deferred tax assets	523	48	571	475	29	504

Deferred tax assets nonadmitted	282	35	317	237	10	247

Net admitted gross deferred tax assets	241	13	254	238	19	257

Deferred tax liabilities	95	13	108	99	19	118

Net admitted deferred tax assets	$146	$—	$146	$139	$—	$139

The Change in net deferred income tax reported in Unassigned surplus before consideration of nonadmitted assets is comprised of the following components at December 31:

	2025	2024	Change

Net deferred tax asset	$463	$386	$77

Tax effect of unrealized gains	(3)	6	(9)

Net tax effect without unrealized gains	$460	$392	$68

The amount of each result or component of the deferred tax admission calculation as of December 31 is shown below:

	2025			2024

	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—

Adjusted gross deferred tax assets expected to be realized after application of the lesser of the following threshold limitations:	146	—	146	139	—	139
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	146	—	146	139	—	139
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	487	XXX	XXX	415

Adjusted gross deferred tax assets offset by gross deferred tax liabilities	95	13	108	99	19	118

Deferred tax assets admitted as a result of the application of SSAP No. 101	$241	$13	$254	$238	$19	$257

The risk-based capital (RBC) level to determine the applicable realization period and percentage from the realization threshold limitation table for RBC Reporting Entities at December 31 is as follows:

	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount	982%	988%

Adjusted capital and surplus used to determine recovery period and threshold limitation	$3,555	$3,068

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Our tax-planning strategies do not include the use of reinsurance-related tax-planning strategies. The impact of tax-planning strategies are as follows at December 31:

	2025		2024		Change

	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage

Adjusted Gross DTAs amount	$523	$48	$475	$29	$48	$19

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	70%	—%	35%	—%	35%

Net Admitted Adjusted Gross DTAs amount	$241	$13	$238	$19	$3	$(6)

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax-planning strategies	—%	—%	—%	—%	—%	—%

B.	Unrecognized Deferred Tax Liabilities

There are no temporary differences for which deferred tax liabilities are not recognized.

C.	Components of Current and Deferred Income Taxes

Current income taxes incurred consist of the following major components for the years ended December 31:

	2025	2024	Change

Federal	$83	$32	$51

Foreign	—	—	—

Subtotal	83	32	51

Federal income tax on net capital gains and IMR	2	(5)	7

Federal and foreign income taxes incurred	$85	$27	$58

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 are presented below.

	2025	2024	Change

Deferred Tax Assets

Ordinary deferred tax assets:

Policyholder reserves	$301	$274	$27

Deferred acquisition costs	181	163	18

Policyholder dividend accrual	5	5	—

Fixed assets	26	24	2

Compensation and benefits accrual	9	8	1

Other	1	1	—

Total ordinary gross deferred tax assets	523	475	48

Nonadmitted deferred tax assets	282	237	45

Admitted ordinary deferred tax assets	241	238	3

Capital deferred tax assets:

Investments	72	67	5

Total capital gross deferred tax assets	72	67	5

Statutory valuation allowance adjustment	24	38	(14)

Nonadmitted deferred tax assets	35	10	25

Admitted capital deferred tax assets	13	19	(6)

Total admitted deferred tax assets	$254	$257	$(3)

Deferred Tax Liabilities

Ordinary deferred tax liabilities:

Investments	$81	$79	$2

Deferred and uncollected premium	12	14	(2)

Section 481 adjustment	—	3	(3)

Other (Including items <5% of total ordinary tax liabilities)	2	3	(1)

Total ordinary deferred tax liabilities	95	99	(4)

Capital deferred tax liabilities:

Investments	13	19	(6)

Total capital deferred tax liabilities	13	19	(6)

Total deferred tax liabilities	$108	$118	$(10)

Net deferred tax assets	$146	$139	$7

There have not been any adjustments to gross deferred tax assets due to a change in circumstances that cause a change in judgement about the realizability of the related deferred tax assets.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

D.	Reconciliation of Federal Income Tax Rate to Actual Effective Rate

Our income tax incurred and Change in net deferred income tax differs from the amount obtained by applying the federal statutory rate of 21% to income before taxes as follows:

	2025	2024

Income before taxes	$329	$96

Provision computed at statutory rate	$69	$20

Increase (decrease) in incurred tax resulting from:

Interest maintenance reserve	(8)	(14)

Change in nonadmitted assets	(1)	—

Tax credits	(23)	(20)

Prior year adjustments	(1)	(2)

Deferred gain	(4)	(8)

Valuation Allowance	(14)	(7)

Tax credit carryforward	—	7

Other	(1)	—

Expected incurred income tax (benefit) expense	$17	$(24)

Current income tax expense with tax on capital gains	$85	$27

Change in deferred income tax	(68)	(51)

Total statutory income tax (benefit) expense	$17	$(24)

E.	Tax Carryforwards and Protective Tax Deposits

Any tax loss or credit carryforwards are shown below, along with the amount of federal income taxes incurred in the current and prior years, if any, which are available as of December 31, 2025 for recoupment in the event of future net losses. Due to the enactment of Tax Legislation, only capital tax losses are available for recoupment for Life insurance companies. Also shown are any protective tax deposits we made with the Internal Revenue Service under Section 6603 of the Internal Revenue Code which are deemed to be an admitted asset.

Amount

Prior year federal tax incurred available for future losses

2025	$2

2024	—

2023	—

Protective tax deposit that is an admitted asset	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

F.	Consolidated Federal Income Tax Return

Our federal income tax return is filed in a consolidated group that consists of the following entities:

Catastrophe Reinsurance Company

Enterprise Indemnity Captive Insurance Company, Inc.

Garrison Property and Casualty Insurance Company

United Services Automobile Association

USAA Annuity Services Corporation

USAA Capital Corporation

USAA Casualty Insurance Company

USAA Federal Savings Bank

USAA Financial Services Corporation

USAA General Indemnity Company

USAA Insurance Agency, Inc.

USAA ServCo Holdings, LLC

USAA Investment Corporation

USAA Investment Services Company

USAA Life General Agency, Inc.

USAA Life Insurance Company

USAA Life Insurance Company of New York

USAA Property Holdings, Inc.

Noblr Inc.

USAA Reciprocal Attorney In Fact, Inc.

USAA Residential Real Estate Services, Inc.

UGSS, LLC

USAA Falcon Property & Casualty Insurance Company

USAA ServCo International Holdings, Inc

The method of allocation among the companies is subject to a written agreement, approved by our Board of Directors. The method of allocation chosen is in accordance with Internal Revenue Code Regulation 1.1502-33(d)(3), whereby profitable companies pay tax according to their separate return liability, and loss companies are credited with the tax benefit realized due to the utilization of their losses. Intercompany tax receivable and payable balances are paid quarterly between parent and subsidiary.

The 2020 through 2025 tax years remain subject to federal examination.

The amount of interest and penalties expense (benefit) recognized in the Statutory Statements of Operations is less than $1 for the years ended December 31, 2025 and 2024. We did not have any interest and penalties payable recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2025 and 2024.

G.	Federal and Foreign Income Tax Loss Contingencies

We have no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(7)	State and Federal Transferable and Non-Transferable Tax Credits

The carrying value of transferable and non-transferable state and federal tax credits gross of any related tax liabilities and total unused transferable and non-transferable state and federal tax credits is as follows as of December 31:

	2025

	Unused Amount		Carrying Value

Jurisdiction	Transferable/ Certificated	Non- transferable	Transferable/ Certificated	Non- transferable
CA	$—	$—	$3	$—
CO	—	—	—	1
GA	—	—	—	1
KS	—	—	—	1
LA	—	—	—	1
MS	—	—	—	1
OH	—	—	—	1
VA	—	—	—	2
Total State	$—	$—	$3	$8
Federal	—	—	—	204
Total	$—	$—	$3	$212

	2024

Description of Transferable and Non-Transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount

Transferable tax credits:

ADVANTAGE CAPITAL NV 6.104 01/15/29	NV	$1	$2

ADVANTAGE CAPITAL OH 5.672 03/01/28	OH	2	2

ADVANTAGE CAPITAL CT 6.58 02/15/28	CT	1	1

RED STONE EQUITY FUND 113	CO	—	1

		$4	$6

Non-transferable tax credits:		—

STONEHENGE CAPITAL SC 5.5 03/01/26	SC	$—	$1

STONEHENGE CAPITAL MS 8.02 03/01/33	MS	1	1

STONEHENGE CAPITAL LA 8.195 03/01/30	LA	1	1

CAC 2021, LLC	VA	—	2

		$2	$5

Total state tax credits		$6	$11

The state tax credits are amortized in accordance with a utilization schedule established at the time we purchased the tax credit. We estimated the utilization of the tax credits by comparing forecasted premiums with historical tax liabilities for that particular state. All of the state tax credits are admitted assets and reported on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

We recognized $3 and $5 of impairment losses related to state tax credits in 2025 and 2024, respectively.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

State and federal tax credits admitted and nonadmitted, disaggregated by transferable/certificated and non-transferable:

		2025

		Total Admitted	Total Nonadmitted
a. State
1.	Transferable	$3	$—
2.	Non-transferable	8	—
b. Federal
1.	Transferable	$—	$—
2.	Non-transferable	204	—

(8)	Related Party Transactions

A.	Transactions with Affiliates

1)

We received annuity considerations from UASC, a wholly-owned non-insurance subsidiary, of approximately $806 and $1,222 in 2025 and 2024, respectively, representing amounts received for structured settlements issued. See Notes 8C and 12A for additional information.

2)

We obtained our Board of Directors’ authority to enter into an intercompany funding agreement with USAA Capital Corporation (CapCo). Under certain provisions of this agreement, as well as a separate Written Consent to Action by the Board of Directors providing authorization for us to loan money within the USAA group of companies, we are authorized to loan funds in excess of the current cash requirements under guidelines established with the Department. At December 31, 2025 and 2024, we had notes receivable of $108 and $156, respectively. Interest income related to this lending activity was $4 and $7 for 2025 and 2024, respectively.

We received capital contributions of $300 from USAA in December 2025. We did not receive any capital contributions from USAA in 2024.

We did not make any capital contributions to our insurance subsidiary Life NY during 2025 and 2024.

In addition, we are authorized under the same Written Consent of Action by the Board of Directors and certain provisions of the intercompany funding agreement with CapCo to borrow up to $2,000 at any one time on an unsecured basis. While there were no borrowings outstanding as of December 31, 2025 and 2024, there were intra-month borrowing activities during the year for which interest expense of less than $1 was recorded in 2025 and 2024.

Interest rates related to the intercompany funding agreement are based on the rate CapCo could obtain in the open market and ranged from 3.67% to 4.33% and from 4.30% to 5.33% in 2025 and 2024, respectively.

3)

Effective January 1, 2025, USAA and USAA Life entered into the Amended Reimbursement Agreement, increasing the maximum amounts reimbursable for certain compliance related expenses incurred by USAA Life:

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Year	Maximum Reimbursable
2024	$ 70
2025	70
2026	50
2027	30
2028	30

The maximum amount reimbursable of $70 was received in 2025 and 2024.

B.	Amount Due From or To Related Parties

The total amount of Receivables from affiliates was $29 and $18 at December 31, 2025 and 2024, respectively. The total amount of Payables to affiliates was $74 and $78 at December 31, 2025 and 2024, respectively. Intercompany receivables and payables are fully settled each subsequent month.

C.	Support Agreement

We recognize the importance of maintaining a high level of financial strength and have taken certain actions to enhance and maintain the strength of our wholly-owned subsidiary Life NY. We have formally guaranteed that the Capital and Surplus of Life NY will be maintained at the greater of $6 or the amount of capital and surplus necessary to prevent an action level event from occurring under the Risk Based Capital (RBC) laws applicable to life insurance companies in New York. Further, as needed, we will provide Life NY the liquidity needed to meet its obligations on a timely basis. Any creditor of Life NY has the right to enforce the terms of this agreement in the event that Life NY fails or refuses to take timely action to enforce its rights under the minimum capital, surplus and liquidity provisions therein.

We have guaranteed certain structured settlement payments owed to claimants by our wholly-owned non-insurance subsidiary UASC. In establishing these structured settlement arrangements, UASC purchases annuity contracts from us wherein UASC is the owner of the annuity contract and a claimant is the payee. Future payment on these guarantees would be required if UASC did not make payment to a claimant as payment became due. See Note 12A for further information.

D.	Management or Service Contracts and Cost-Sharing Arrangements

1)

Certain services have been contracted from USAA and its affiliates, such as rental of office space, utilities, mail processing, data processing, printing, and employee benefits. The aggregate amount of such services was $384 and $379, for 2025 and 2024, respectively.

We allocate these and other expenses to affiliates for administrative services performed by us. The contracted services and allocations are based upon various formulas or agreements with the net amounts included in expenses. The aggregate amount of our allocations to all affiliates was $91 and $81 in 2025 and 2024, respectively.

We have been the provider of services and have billed USAA Investment Services Company (ISCO) in the amounts of $7 and $2 for 2025 and 2024, respectively. We also have administrative services allocation agreements with Life of NY and LGA. The expense allocated to these subsidiaries through these agreements totaled $50 and $51 for 2025 and 2024, respectively. These amounts are included in Other income.

2)	During 2025 and 2024, we were direct billed by USAA for marketing expenses of $44 and $41, respectively. These amounts are included in General insurance expenses.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

3)

We have an agreement with USAA Federal Savings Bank (FSB) regarding servicing of tax-sheltered annuity loans and the acquisition of products through financial centers and marketing activities for certain member segments. FSB contracted services were $6 and $4 in 2025 and 2024, respectively. These amounts are included in General insurance expenses.

E.	All Subsidiary, Controlled and Affiliated (SCA) Investments

Balance Sheet Value (Admitted and Nonadmitted) All SCAs (Except 8bi Entities):

2025

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

c. SSAP No. 97 8b(iii) Entities

USAA Life General Agency, Inc	100%	$9	$—	$9

USAA Annuity Services Company	100%	2	—	2

Total SSAP No. 97 8b(iii) Entities	XXX	$11	$—	$11

f. Aggregate Total (a+e)	XXX	$11	$—	$11

2024

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

c. SSAP No. 97 8b(iii) Entities

USAA Life General Agency, Inc	100%	$10		$10

USAA Annuity Services Company	100%	2		2

Total SSAP No. 97 8b(iii) Entities	XXX	$12	$—	$12

f. Aggregate Total (a+e)	XXX	$12	$—	$12

NAIC Filing Response Information

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received	NAIC Disallowed Entities Valuation Method, Resubmission Required	Code

c. SSAP No. 97 8b(iii) Entities

USAA Life General Agency, Inc.	Sub-1	06/21/2017	N/A for Sub-1	Y	N	N/A

USAA Annuity Services Company	Sub-1	06/21/2017	N/A for Sub-1	Y	N	N/A

Total SSAP No. 97 8b(iii) Entities	XXX	XXX	$—	XXX	XXX	XXX

*	S1 – Sub-1, S2 – Sub-2 or RDF – Resubmission of Disallowed Filing

**	I – Immaterial or M – Material

(9)	Debt

A.	Capital Notes

We did not have any capital note obligations outstanding during the financial statement reporting periods.

We have an intercompany lending and funding agreement with CapCo. This agreement is described further in Note 8.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

B.	Federal Home Loan Bank (FHLB) Agreements

We became a member of the FHLB of Dallas in August 2015. Membership was established primarily as an additional source of liquidity, but advances may be used in a spread capacity.

1)	FHLB Capital Stock

a)	Aggregate Totals

	Total	General Account	Separate Accounts
1. Current Year
(a) Membership Stock - Class A	$—	$—	$—
(b) Membership Stock - Class B	9	9	—
(c) Activity Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total (a+b+c+d)	$9	$9	$—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	$1,466	XXX	XXX
2) Prior Year-end
(a) Membership Stock - Class A	$—	$—	$—
(b) Membership Stock - Class B	11	11	—
(c) Activity Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total (a+b+c+d)	$11	$11	$—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	$1,764	XXX	XXX

The Borrowing Capacity was determined as the largest amount that could be borrowed while still maintaining compliance with Chapter 422, Asset Protection Act, of the Texas Insurance Code.

b)	Membership Stock (Class A and B) Eligible and Not Eligible for Redemption at December 31:

			2025
			Eligible for Redemption

Membership Stock	Current Years Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less Than 1 year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$9	$9	$—	$—	$—	$—

			2024
			Eligible for Redemption

Membership Stock	Current Years Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$11	$11	$—	$—	$—	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2)	Collateral Pledged to FHLB

a)	Amount Pledged as of December 31:

	2025
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year Total General and Separate Accounts Total Collateral Pledged	$49	$49	$—
Current Year General Account Total Collateral Pledged	49	49	—
Prior Year-End Total General and Separate Accounts Total Collateral Pledged	48	50	—

	2024
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year Total General and Separate Accounts Total Collateral Pledged	$48	$50	$—
Current Year General Account Total Collateral Pledged	48	50	—
Prior Year-End Total General and Separate Accounts Total Collateral Pledged	48	50	—

b)	Maximum Amount Pledged as of December 31:

	2025
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$48	$50	$—
Current Year General Account Maximum Collateral Pledged	48	50	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	48	50	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

	2024
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$48	$50	$—
Current Year General Account Maximum Collateral Pledged	48	50	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	49	51	—

(10)	Employee Benefit Plans

A.	Defined Benefit Plans

All U.S. employees of USAA and its participating subsidiaries who were hired before June 1, 2007 or employed on or after January 1, 2021 are eligible to participate in the USAA Pension Plan (the Plan). Benefits accrued prior to September 1, 2007 are determined based on years of service and the employee’s final average pay as defined in the Plan.

Beginning in 2021, all U.S. employees of USAA and its participating subsidiaries are eligible for a cash balance pension benefit under the same plan. Employees are fully vested in the cash balance pension benefit after completing three years of vesting service. Employees hired after January 1, 2021, become eligible January 1 or July 1 after one year of service and reaching the age of 21.

USAA also sponsors two nonqualified unfunded plans designed to restore benefits that would have been payable under the pension plan, but were limited by federal tax law limitations. There are no nonqualified pension benefits accrued on or after January 1, 2021. Instead, eligible plan participants receive benefits through the nonqualified defined contribution plan.

Substantially all employees hired prior to January 1, 2016, are eligible for certain medical and life insurance benefits provided for retired employees under a plan administered by USAA if they meet minimum age and service requirements and retire while working for us. The plan for pre-age 65 retired employees ceased on December 31, 2025 as planned. The written plan provided for future cost-sharing changes that are consistent with our intent to increase the retiree contribution rate for a portion of expected future cost increases. Beginning in 2016, the plan for post-age 65 retired employees is non-contributory; instead, retirees purchase individual Medicare supplement policies and obtain reimbursement for premiums and out-of-pocket expense through a Health Reimbursement Account. Our funding policy is to make contributions only in amounts determined at the discretion of management. We have the right to modify or terminate these postretirement benefits.

B.	Defined Contribution Plan

Substantially all of our employees are eligible to participate in USAA’s defined contribution plans. Participants fully vest in our matching contributions after two years of vesting service.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

New participants are automatically enrolled with a contribution rate of 4%, which automatically increases to 6% upon their one-year anniversary, but can subsequently opt out or adjust the contribution rate. We match participant contributions two dollars for one dollar, up to a maximum of 8% of a participant’s compensation. USAA provides an employer match true-up feature, where USAA will calculate the match each eligible employee received and compare it to the match each eligible employee should have received based on total contributions for the year. If an adjustment is needed, eligible employees will receive a separate contribution in the following year, as soon as administratively possible. For 2025 and 2024, our expenses related to the plan totaled $9 and $10 each year, respectively. These amounts are included in General insurance expenses.

An outside corporate trustee holds the funds for the benefit plans.

C.	Consolidated/Holding Company Plans

We participate in a qualified, noncontributory defined benefit pension plan and a defined contribution retirement plan sponsored by USAA. In addition, we provide certain other postretirement benefits to retired employees through a plan sponsored by USAA. USAA allocates amounts to us for the pension plan based on salary expense and for the postretirement plan based on number of employees. USAA allocates amounts to us for the defined contribution retirement plan based upon actual employer contributions to employee accounts.

The net expenses associated with these plans, and contributions made to the Retirement Savings Plans, were as follows for the year ended December 31:

	2025	2024
Qualified pension plan	$(1)	$(2)
Postretirement benefit plan	—	1
Defined contribution retirement plan	9	10

(11)	Capital and Surplus

A.	Capital and Surplus

We have authorized 30,000 shares of common capital stock, $100 par value, of which 25,000 shares were issued and outstanding at December 31, 2025 and 2024 all of which has been issued to USAA.

We have authorized 1,200,000 shares of non-voting Series A-F, Adjustable, Cumulative, Perpetual Preferred Stock (Preferred Stock), $100 par value. There are no shares issued and outstanding at December 31, 2025 and 2024.

We did not have common stock dividends paid in 2025 or 2024.

B.	Dividend Restrictions

The maximum amount of dividends that can be paid by Texas insurance companies to shareholders without prior approval of the Insurance Commissioner is subject to restrictions contained in the Holding Company Act, Title 6, Section 823.107 of the Texas Insurance Code. Generally, dividends may be declared and paid without prior approval if the amount does not exceed the greater of 10% of the insurer’s surplus as regards to policyholders at the end of the previous year, or its net gain from operations of the previous year. The maximum dividends that can be paid by us in 2026 without prior approval by the Department is $339.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

C.	Unassigned surplus is represented or (reduced) by each of the following items at December 31:

	2025	2024	Change
Net unrealized gains	$22	$49	$(27)
Nonadmitted assets	(399)	(330)	(69)
Asset valuation reserve	(284)	(280)	(4)

There were no restrictions placed on Unassigned surplus during the financial statement reporting periods.

(12)	Contingencies

A.	Contingent Commitments

We have unfunded commitments in alternative investments of $84 and $121 as of December 31, 2025 and 2024, respectively. We have a liability recorded on the Statement of Liabilities, Surplus and Other Funds, to fund commitments for future investments in tax credit structures of $112 and $92 as of December 31, 2025 and 2024, respectively.

As disclosed in Note 8C, we have the following guarantee commitments for the benefit of affiliates:

We have formally guaranteed that the capital and surplus of Life NY will be maintained at the greater of $6 or the amount of capital and surplus necessary to prevent an action level event from occurring under the RBC laws applicable to life insurance companies in New York. Further, as needed, we will provide Life NY the liquidity needed to meet its obligations on a timely basis. Any creditor of Life NY has the right to enforce the terms of this agreement in the event that Life NY fails or refuses to take timely action to enforce its rights under the minimum capital, surplus and liquidity provisions therein.

We have guaranteed certain structured settlement payments owed to claimants by UASC, a wholly-owned subsidiary. In establishing these structured settlement arrangements, UASC purchases annuity contracts from us wherein UASC is the owner of the annuity contract and a claimant is the payee. Future payment on these guarantees would be required if UASC did not make payment to a claimant as payment became due. Because we cannot know for certain how long an individual will live, we cannot estimate the maximum potential amount of future payments. As UASC has assigned payments on the annuities to be paid directly by us to the claimants and as UASC is a wholly-owned subsidiary, we believe the risk of payment under the guarantees is remote and limited.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Nature and circumstances of guarantee and key attributes, including date and duration of agreement	Liability recognition of guarantee. (include amount recognized at inception. If not initial recognition, document exception allowed under SSAP no. 5R.)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.

Support Agreement with Life NY, a subsidiary, which requires us to maintain the Capital and Surplus at the greater of $6 or the amount of capital and surplus necessary to prevent an action level event from occurring under the RBC laws applicable to life insurance companies in New York.	$0	Decrease in cash, increase in investment in SCA	We are unable to develop an estimate of the maximum potential amount of future payments.	We are in compliance with all terms of the Support Agreement. As of December 31, 2025 and 2024, Life of NY’s Capital and Surplus was in excess of both (1) $6, and (2) the amount necessary to prevent an action level event under RBC laws

Guaranteed payment of structured settlement owed to Claimants by our wholly-owned subsidiary USAA Annuity Services Corporation (UASC)	$0	Decrease in cash, increase in expenses	We are unable to develop an estimate of the maximum potential amount of future payments.	To date, claimants have received all payments when due.

Total	$0	XXX	XXX	XXX

B.	Assessments

We are subject to guaranty fund assessments (GFA) by the states in which we do business. At December 31, 2025 and 2024, we have accrued a liability for GFA of $3. The calculation is based on our 3-year average of premiums written in the state as a percentage of the National Organization of Life and Health Guaranty Associations (NOLHGA) stated summary of total premiums written in that state. This percentage is multiplied by the amount estimated to be in default. This amount represents our best estimate based on information received from NOLHGA regarding various insolvencies in the industry and could change due to many factors including our share of the ultimate cost of current insolvencies. The timing of the payments is uncertain as it is based upon the mortality or morbidity of covered individuals. We do not expect such assessments to have a significant adverse effect on our financial position or results of operations.

An asset for premium tax credits related to these guaranty fund assessments has been established. Utilization of premium tax credits is dependent upon the rules of each state. The utilization varies from 1 to 20 years.

At December 31, 2025 and 2024, assets recognized from paid and accrued premium tax offsets and policy surcharges were $1 in both years. The 2025 and 2024 reconciliation activity for amortization of GFA credits and policy surcharges was $(4) and less than $1, respectively.

C.	Joint and Several Liabilities

We did not have any joint and several liability arrangements during the financial statement reporting periods, except as disclosed in the Federal income taxes section of Note 1D.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

D.	All Other Contingencies

In the ordinary course of business, we are routinely involved in judicial, regulatory, and governmental inquiries and other proceedings or investigations. These matters arise during our business activities and include matters that have been self-identified. We establish accruals for such matters when potential losses associated with the matters become probable and estimable. Although we do not anticipate additional significant adverse effects on our financial position, results of operations or cash flows, we generally cannot predict the outcome of the pending matters, the timing of the ultimate resolution of these matters, or any eventual loss, fines or penalties related to each pending matter. We have not accrued for potential losses which are either probable but not yet estimable or which are only reasonably possible but estimable.

(13)	Other Items

A.	Subprime Mortgage Related Risk Exposure

We invest in securities which are backed by mortgage loans and therefore, by definition, we could be subject to losses emanating from the failure of the subprime market. We completed an examination of our asset-backed, residential mortgage-backed and commercial mortgage-backed portfolios and, with the exception of the amounts listed by category below, determined that we do not have additional exposure to subprime exposure because; 1) the securities are backed or insured by an agency of the U.S. Government; 2) the securities are issued by a corporate entity which does not participate in the subprime residential mortgage loan sector; or 3) the underlying loans backing the security are not subprime in nature. Although we are confident that we have minimal direct exposure, there is a possibility (albeit remote) that we could suffer losses (either directly or indirectly) in the future.

As noted above, while we believe direct exposure to subprime mortgage loan risks are evident, loss is neither eminent nor expected. Our exposure to residential mortgage-backed securities was less than $1 as of December 31, 2025 and 2024.

B.	Depreciable Assets

The following table presents the depreciation method and values of our depreciable assets:

	Depreciation Method	Useful Life

Computer software for internal use	Straight-line	3

Computer software used in operations is stated at cost, net of accumulated amortization.

The following table presents the values of our depreciable assets:

	Net Book Value
	2025	2024

Computer software for internal use	$61	$52

Total	$61	$52

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The following table presents the amortization expense, as well as the accumulated amortization as of December 31:

	Amortization Expense		Accumulated Amortization

	2025	2024	2025	2024

Computer software for internal use	$27	$34	$156	$(137)

Total	$27	$34	$(156)	$(137)

C.	Nonadmitted Assets

Our nonadmitted assets at December 31 consisted of the following:

	2025	2024	Change

Common stocks, affiliated	$11	$11	$—
Net deferred tax asset	316	247	69
Computer software for internal use	68	67	1
Prepaid assets and other accounts receivable	4	5	(1)

Total nonadmitted assets	$399	$330	$69

(14)	Reinsurance

We are party to several life reinsurance treaties with various reinsurers to mitigate the risk of over concentration. We continually monitor the financial condition of our reinsurers. Our current policy for all life insurance products is to reinsure the portion of any risk in excess of $1 million with a $250 thousand corridor on the life of any one individual on a Yearly Renewable Term (YRT) basis. For term insurance, we have entered into certain reinsurance treaties that were based on a first dollar quota-share pool, and these agreements have quota-share coinsurance varying from 36% to 90% of the risk, up to the normal retention limit. Once our $1 retention limit has been reached, the quota-share pool also reinsures the remaining risk above our retention.

We have also established first dollar quota-share agreements for some fixed deferred annuities to better manage interest rate, lapse and credit risk, as well as improve capital management. The annuity coinsurance agreements cede up to 90% of the risk to our reinsurance partners.

In 2022, we entered into a coinsurance with funds withheld agreement with Fortitude Re to reinsure 100% of reserves for approximately $1,200 of a closed block of legacy annuities. This agreement was executed on November 17, 2022 with an effective date of October 1, 2022. Fortitude Re is a Bermuda based multiline reinsurance company specializing in providing transactional solutions for legacy life, annuity, and property and casualty lines of business.

Reserves ceded to Scottish Re as of September 20, 2023 of $3 were reversed in the fourth quarter of 2024 and net uncollected claims were written off for a net expense impact of $4.

The ceding of reinsurance does not discharge us from our primary legal liability to a policyholder, but the reinsuring company assumes responsibility to reimburse us for the related liability.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, is $5,639 and $5,149 as of December 31, 2025 and 2024, respectively.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(15)	Participating Policies

Certain life insurance policies contain dividend payment provisions, which enable the policyholder to participate in the earnings of the life insurance operations. The provision for policyholders’ dividends is based on current dividend scales. Income attributable to participating policies in excess of policyholder dividends is restricted by several states for participating policyholders of those states; otherwise, income in excess of policyholder dividends is accounted for as belonging to the stockholders.

As of December 31, 2025 and 2024, premiums under individual life participating policies were $58 or 5% and $60 or 5%, respectively, of total individual life premiums earned. We account for our dividends based upon current dividend scales. We paid dividends in the amount of $38 and $39 to policyholders in 2025 and 2024, respectively. We allocated $37 as a provision for dividends payable in 2026. We did not allocate any additional income to participating policyholders.

For the years ended December 31, 2025 and 2024, premiums under individual accident and health participating policies were $1 or 0.2% of total individual and group accident and health premiums earned. No dividends are anticipated for these participating policies.

(16)	Premium Deficiency Reserves

We evaluated the need for a premium deficiency reserve and determined that a premium deficiency reserve was not needed as of December 31, 2025 and 2024. Anticipated investment income was utilized as a factor in the premium deficiency calculation.

(17)	Reserve for Life Contracts and Deposit-Type Contracts

A.

We waive deduction of deferred fractional premiums upon death of the insured and refund any portion (in whole months) of the final premium paid beyond the date of death. Reserves are the greater of the legally computed reserves and the surrender value; thus, there are no surrender values promised in excess of reserves held.

B.

For substandard lives, extra premiums are charged. Reserves are based on the severity of the impairment and make a provision for the expected excess mortality. For permanent policies, the extra mortality is based on the 1958 CSO, 1980 CSO, 2001 CSO or 2017 CSO tables. For term insurance, the extra mortality is accounted for by a multiple of the gross premium. For structured settlements with substandard lives, rated ages are used.

C.

As of December 31, 2025 and 2024, we had $5,394 and $6,156, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the state of Texas, and for which we held reserves of $17 and $21 at December 31, 2025 and 2024, respectively.

D.

The tabular interest for individual interest-sensitive products, other than deferred annuities and supplemental contracts has been calculated from the basic policy values by determining actual investment-related increases in policy fund value, net of non-investment income items. The tabular interest for participating whole life products has been determined using approximations recommended by the NAIC, net of non-investment income items. The remaining portion of the tabular interest for Individual and Group Life Insurance has been determined using approximations recommended by the NAIC.

For individual annuities and supplementary contracts, “Tabular Less Actual Reserves Released” has been calculated according to the NAIC formula described in the instructions.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The tabular cost for individual interest sensitive life products has been calculated from the basic policy values. The remaining portion of the tabular cost for Individual and Group Life Insurance has been determined using approximations recommended by the NAIC.

E.

The tabular interest for deposit-type contracts has been determined by applying actual investment-related increases in fund value net of non-investment income items. The tabular interest has been calculated according to the NAIC formula described in the instructions.

F.	The nature of other increases (net) in reserve and other net changes in reserves for deposit-type contracts are investment-related increases in policy fund value not attributable to investment income.

(18)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics were as follows as of December 31:

A.	Individual Annuities:

			2025

			General Account	Separate Account Nonguaranteed	Total Amount	% of Total

(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$16,649	$—	$16,649	43%
	b.	At book value less current surrender charge of 5% or more	3,783	—	3,783	10%
	c.	At fair value	—	4	4	— %

	d.	Total with market value adjustment or at fair value (total of a through c)	20,432	4	20,436	53%
	e.	At book value without adjustment (minimal or no charge or adjustment)	6,765	—	6,765	17%
(2)	Not subject to discretionary withdrawal		11,606	—	11,606	30%

(3)	Total gross		38,803	4	38,807	100%

(4)	Reinsurance ceded		21,641	—	21,641

(5)	Total net		$17,162	$4	$17,166

(6)	Amount included in A(1)b. above that will move to A(1)e. in the year after the statement date:		$1,128	$—	$1,128

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

			2024

			General Account	Separate Account Nonguaranteed	Total Amount	% of Total

(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$10,990	$—	$10,990	35%
	b.	At book value less current surrender charge of 5% or more	3,018	—	3,018	9%
	c.	At fair value	—	5	5	— %

	d.	Total with market value adjustment or at fair value (total of a through c)	14,008	5	14,013	44%
	e.	At book value without adjustment (minimal or no charge or adjustment)	7,779	—	7,779	24%
(2)	Not subject to discretionary withdrawal		10,056	—	10,056	32%

(3)	Total gross		31,843	5	31,848	100%

(4)	Reinsurance ceded		16,378	—	16,378

(5)	Total net		$15,465	$5	$15,470

(6)	Amount included in A(1)b. above that will move to A(1)e. in the year after the statement date:		$319	$—	$319

B. Deposit-Type Contracts (no life contingencies):

			2025		2024

			General Account	% of Total	General Account	% of Total

(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$—	— %	$—	— %
	b.	At book value less current surrender charge of 5% or more	—	— %	—	— %
	c.	At fair value	—	— %	—	— %

	d.	Total with market value adjustment or at fair value (total of a through c)	—	— %	—	— %
	e.	At book value without adjustment (minimal or no charge or adjustment)	34	1%	35	1%
(2)	Not subject to discretionary withdrawal		3,164	99%	3,043	99%

(3)	Total gross		3,198	100%	3,078	100%

(4)	Reinsurance ceded		—		—

(5)	Total net		$3,198		$3,078

(6)	Amount included in C(1)b above that will move to C(1)e for the first time within the year after the statement date:		$—		$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

C.	Reconciliation to Life & Accident & Health Annual Statement

	2025	2024

	Amount	Amount

Life & Accident & Health Annual Statement:
Total annuities	$15,746	$14,026
Total supplementary contracts with life contingencies	1,416	1,439
Total deposit-type contracts	3,198	3,078

Subtotal	$20,360	$18,543
Separate Accounts Annual Statement:
Total annuities	5	5

Subtotal	$5	$5

Combined Total	$20,365	$18,548

(19)	Analysis of Life Actuarial Reserves by Withdrawal Characteristic

A.	General Account

	2025

	Account Value	General Account Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans
Universal Life	$2,910	$2,910	$2,929
Other Permanent Cash Value Life Insurance	1,812	1,812	2,133
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	4,503
Disability - Active Lives	XXX	XXX	4
Disability - Disabled Lives	XXX	XXX	11

Total Gross	$4,722	$4,722	$9,580
Reinsurance Ceded	—	—	3,286

Total Net	$4,722	$4,722	$6,294

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

	2024

	Account Value	General Account Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans
Universal Life	$2,948	$2,948	$2,967
Other Permanent Cash Value Life Insurance	1,753	1,753	2,047
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	4,709
Disability - Active Lives	XXX	XXX	4
Disability - Disabled Lives	XXX	XXX	11

Total Gross	$4,701	$4,701	$9,738
Reinsurance Ceded	—	—	3,454

Total Net	$4,701	$4,701	$6,284

B.	Separate Accounts

We had de minimis nonguaranteed separate accounts as of December 31, 2025 and 2024.

C.	Reconciliation to Life & Accident & Health Annual Statement

	Amount

	2025	2024

Life & Accident & Health Annual Statement:
Total life insurance	$6,225	$6,212
Total disability - active lives	2	2
Total disability - disabled lives	6	7
Total miscellaneous	61	63

Combined Total	$6,294	$6,284

(20)	Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations were as follows at December 31:

	2025		2024

Type	Gross	Net of Loading	Gross	Net of Loading

Ordinary renewal	$(86)	$15	$(82)	$35

Totals	$(86)	$15	$(82)	$35

(21)	Change in Incurred Losses and Loss Adjustment Expenses

Health reserves for incurred claims and claims adjustment expenses attributable to insured events of prior years have increased by $4 and $1 in 2025 and 2024, respectively, as a result of re-estimation of unpaid claims and claims adjustment expenses principally on accident and health lines of insurance. These changes are generally the result of ongoing analysis of recent claim development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(22)	Loss/Claim Adjustment Expenses

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2025 and 2024 was $1.

We incurred $11 and paid $11 of claim adjustment expenses during 2025 and incurred $9 and paid $9 in 2024, of which $1 in each year, of the paid amount was attributable to insured or covered events of prior years. We increased the provision for insured events of prior years as a result of normal claims variance.

(23)	Events Subsequent

The date to which events occurring after December 31, 2025, have been evaluated for possible adjustments to the financial statements or disclosures is April 23, 2026, which was the date on which the financial statements were available to be issued.

The USAA Board of Directors approved a reorganization plan in which USAA contributed ownership interests in certain of its wholly owned subsidiaries to CapCo, effective January 1, 2026, following required approvals from the applicable regulatory authorities. The subsidiaries contributed primarily consist of all domestic insurance entities of USAA parent, including Life Company, with certain non-insurance entities also included. Management believes this reorganization will simplify and enhance CapCo’s capital flexibility and efficiency.